Exhibit 10.1

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of the 15th day of July, 2014 by and among Rainmaker Systems, Inc., a Delaware corporation (the “Company”), and the Investor set forth on the signature pages affixed hereto (each an “Investor”).
Recitals
A.    The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) under the Securities Act of 1933, as amended, and Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder; and
B.    The Company has authorized the issuance, offer and sale (the “Offering”) of up to an aggregate of (i) $3,500,000 in aggregate principal amount of the Company’s 8% Senior Secured Convertible Notes due 2019 in the form attached hereto as Exhibit A (the “Secured Convertible Notes”), which Secured Convertible Notes are convertible into shares (the “Conversion Shares”) of the Company’s Common Stock, par value $0.001 per share (together with any securities into which such shares may be reclassified the “Common Stock”), at a conversion price of $0.25 per share (subject to adjustment as provided therein), (ii) $1,750,000 in aggregate principal amount of the Company’s 8% Promissory Notes in the form attached hereto as Exhibit B (the “Promissory Notes”), and (iii) warrants (the “Warrants”) to purchase an aggregate of up to 14,000,000 shares (the “Warrant Shares”) of Common Stock (subject to adjustment as provided therein) at an exercise price of $0.08 per share (subject to adjustment as provided therein) in the form attached hereto as Exhibit C; and
C.    The Secured Convertible Notes, the Promissory Notes and the Warrants will be sold in units (collectively, the “Units”) at a per Unit purchase price of $1.00 (the “Per Unit Purchase Price”) for an aggregate purchase price of up to $3,200,000 (which amount may be increased to $3,500,000 with the consent of the Company and the Majority Holders (as hereinafter defined)) (the “Maximum Amount”), with each Unit consisting of (i) $1.00 in aggregate face amount of the Secured Convertible Notes, (ii) $0.50 in aggregate face amount of the Promissory Notes, and (iii) a Warrant to purchase up to four (4) shares of Common Stock. The Units will not be certificated and the Secured Convertible Notes, the Promissory Notes and the Warrants will be separately issued and transferable.
D.    The Investor wishes to purchase Units from the Company, and the Company wishes to sell and issue to the Investor Units, upon the terms and conditions stated in this Agreement; and
E.    The Company may, from time to time, on or prior to September 30, 2014 (the “Expiration Date”) sell additional Units to other investors up to the Maximum Amount and, in connection therewith, enter into one or more additional purchase agreements in substantially the form of this Agreement with other investors (each, an “Other Agreement” and, collectively, the “Other Agreements”).
In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, such Person.
“Agent” means Scarsdale Equities LLC.
“Agent Related Persons” means any of the Agent’s directors, executive officers, general partners, managing members or other officers participating in the Offering of the Securities.
“Agility Facility” means the loan and security agreement effective October 30, 2013 between the Company and Agility Capital II, LLC.
“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
“Comerica Facility” means the loan and security agreement dated June 14, 2012 between the Company and Comerica Bank.
“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.
“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).
“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Conversion Shares” has the meaning set forth in the recitals.
“Insider” means each director, executive officer, other officer of the Company participating in the Offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, and any promoter connected with the Company in any capacity on the date hereof.
“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).
“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, (ii) the validity or enforceability of the Transaction Documents, or (iii) the ability of the Company to perform its obligations under the Transaction Documents.
“Notes” means, collectively, the Secured Convertible Notes and the Promissory Notes.
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
“SEC Filings” has the meaning set forth in Section 4.6.
“Securities” means the Notes, the Warrants, the Conversion Shares and the Warrant Shares.
“Security Agreement” means the Pledge and Security Agreement, in the form of Exhibit D attached hereto.
“Security Documents” means the collective reference to the Security Agreement and each other agreement or writing pursuant to which the Company purports to pledge or grant a security interest in any property or assets securing the Company’s obligations or any such Person purports to guaranty the payment and/or performance of the Company’s obligations and, in each case, as amended, restated, supplemented or otherwise modified from time to time.
“Share Increase” has the meaning set forth in Section 7.10.
“Share Increase Date” has the meaning set forth in Section 7.10.
“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.
“Transaction Documents” means this Agreement, the Notes, the Warrants, the Security Agreement and the other Security Documents.
“Warrants” has the meaning specified in the recitals.
“Warrant Shares” has the meaning specified in the recitals.
“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
2.    Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), the Investor shall purchase, and the Company shall sell and issue to the Investor, the number of Units set forth opposite the Investor’s name on the omnibus signature page attached hereto (the “Omnibus Signature Page”) in exchange for the purchase price therefor as specified in Section 3 below.
3.    Closing. Upon satisfaction or waiver of the conditions to closing specified herein, at one or more closings to be held at such time and place as the Company and the Investor mutually determine on or prior to the Expiration Date (each, a “Closing”), the Company shall issue and deliver to the Investor the Notes and the Warrants comprising the Units purchased by the Investor hereunder, registered in such name or names as the Investor shall specify to the Company in writing, and the Investor shall (i) pay to the Company by wire transfer in immediately available funds to an account previously specified by the Company an amount equal to the Per Unit Purchase Price multiplied by the number of Units to be purchased by the Investor as set forth opposite the Investor’s name on the Omnibus Signature Page and/or (ii) apply on account of the Per Unit Purchase Price of the Units to be purchased by the Investor the principal amount of any outstanding advances owing by the Company to the Investor (the “Purchase Price”). The date on which a Closing occurs is referred to herein as the “Closing Date.” Unless otherwise determined by the Company and the Investor, each Closing shall take place at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020.
4.    Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the Closing Date that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”):
4.1    Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite corporate or similar power and authority to carry on its business as now conducted and to own or lease its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect. The Company’s Subsidiaries are listed on Schedule 4.1 hereto.
4.2    Authorization. The Company has full power and authority and, except for effecting the Share Increase as provided in Section 7.10, has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. When delivered in accordance with the terms hereof, the Transaction Documents will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.
4.3    Capitalization. The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Company’s filings with the SEC. Except as set forth in the Company’s SEC Filings and except for options and other awards that may be granted under the Company’s equity awards plans, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. Except as contemplated by this Agreement and the Other Agreements, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance and sale of any equity securities of any kind. Except as described on Schedule 4.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 4.3 and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.
Except as described on Schedule 4.3, the Offering will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than in the Securities) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.
Except as described on Schedule 4.3, the Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.
4.4    Valid Issuance. From and after the Share Increase Date, the Conversion Shares will be duly and validly authorized and, when issued upon the due conversion of the Secured Convertible Notes, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrants have been duly and validly authorized. From and after the Share Increase Date, upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. From and after the Share Increase Date, the Company will have reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Secured Convertible Notes and upon exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.
4.5    Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) as required to effect the Share Increase as provided in Section 7.10, (ii) filings of the Security Documents where necessary in order to perfect the security interests created pursuant to the Security Agreement, which the company undertakes to file within the time periods specified in the Security Agreement, and (iii) filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of the Investor set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Conversion Shares upon the due conversion of the Secured Convertible Notes and the issuance of the Warrant Shares upon due exercise of the Warrants, and (iv) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.
4.6    Delivery of SEC Filings; Business. The Company has made available to the Investor through the EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “10-K”), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the “SEC Filings”). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.
4.7    Use of Proceeds. The net proceeds of the sale of the Securities hereunder shall be used by the Company to pay all existing indebtedness under the Comerica Facility and the Agility Facility and for working capital and general corporate purposes.
4.8    No Material Adverse Change. Since December 31, 2013, except as identified and described in the SEC Filings or as described on Schedule 4.8, there has not been:
(i)    any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;
(ii)    any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;
(iii)    any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;
(iv)    any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;
(v)    any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);
(vi)    any change or amendment to the Company's Certificate of Incorporation or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;
(vii)    any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;
(viii)    any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;
(ix)    the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;
(x)    the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or
(xi)    any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.
4.9    SEC Filings.
(a)    At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
(b)    Each registration statement and any amendment thereto filed by the Company since January 1, 2011 pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
4.10    No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject, except, in the case of clause (ii) only, such breaches, violations or defaults that individually or in the aggregate would not cause a Material Adverse Effect.
4.11    Tax Matters. The Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.
4.12    Title to Properties. Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.
4.13    Certificates, Authorizations and Permits. The Company and each Subsidiary possess adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except where the failure to possess such certificates, authorizations or permits has not had and could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.
4.14    Labor Matters.
(a)    Except as set forth on Schedule 4.14, the Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.
(b)    (i) There are no labor disputes existing, or to the Company's Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company's employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company's Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company's employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company's Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.
(c)    The Company is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There are no claims pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.
(d)    Except as disclosed in the SEC Filings or as described on Schedule 4.14, the Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 280G(b) of the Internal Revenue Code.
(e)    To the Company’s Knowledge, each of the Company's employees is a Person who is either (i) a United States citizen, (ii) a permanent resident entitled to work in the United States or (iii) holds a valid H-1 visa. To the Company's Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.
4.15    Intellectual Property.
(a)    All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.
(b)    All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than  generally commercially available, non‑custom, off‑the‑shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.
(c)    The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company’s and its Subsidiaries’ properties and assets, free and clear of all liens (other than liens securing the Comerica Facility and the Agility Facility), encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s and its Subsidiaries’ businesses. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.
(d)    To the Company’s Knowledge, the conduct of the Company’s and its Subsidiaries’ businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company’s and its Subsidiaries’ use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.
(e)    The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or any of its Subsidiaries’ ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted.
(f)    The Company and its Subsidiaries have taken reasonable steps to protect the Company’s and its Subsidiaries’ rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiaries’ Confidential Information to any third party.
4.16    Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.
4.17    Litigation. Except as described on Schedule 4.17, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or since January 1, 2009 has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1933 Act or the 1934 Act.
4.18    Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on Schedule 4.18, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements.
4.19    Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.
4.20    Trading of the Common Stock. The Common Stock is registered pursuant to Section 12(g) of the 1934 Act and is quoted on OTCQX maintained by OTC Markets Group Inc. (the “OTCQX”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or removal from quotation of the Common Stock from the OTCQX, nor has the Company received any notification that the SEC, the OTCQX or the Financial Industry Regulatory Authority, Inc. is contemplating terminating such registration or quotation.
4.21    Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Agent and as described in Schedule 4.21.
4.22    No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.
4.23    No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.
4.24    Rule 506 Compliance. To the Company's knowledge, neither the Company, any Insider, the Agent or any Agent Related Person is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2)(i) or (d)(3) of the 1933 Act. The Company is not disqualified from relying on Rule 506 of Regulation D under the 1933 Act (“Rule 506”) for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Securities to the Investors pursuant to this Agreement. The Company has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) exists. The Company has furnished to each Investor, a reasonable time prior to the date hereof, a description in writing of any matters relating to the Company, the Insiders, the Agent and the Agent Related Persons that would have triggered disqualification under Rule 506(d) but which occurred before September 23, 2013, in each case, in compliance with the disclosure requirements of Rule 506(e). The Company has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) would have existed and whether any disclosure is required to be made to Investor under Rule 506(e). Any outstanding securities of the Company (of any kind or nature) that were issued in reliance on Rule 506 at any time on or after September 23, 2013 have been issued in compliance with Rule 506(d) and (e).
4.25    Private Placement. Assuming the truth and accuracy of the Investor’s representations and warranties in this Agreement, the offer and sale of the Securities to the Investor as contemplated hereby is exempt from the registration requirements of the 1933 Act.
4.26    Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).
4.27    Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.
4.28    Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.
4.29    Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the 1934 Act, as the case may be, is being prepared. The Company has established internal control over financial reporting (as defined in 1934 Act Rules 13a-15(f) and 15d-15(f)) to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures and the Company’s internal control over financial reporting (collectively, “internal controls”) as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of such internal controls based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.
4.30    Disclosures. The written materials, taken as a whole, delivered to the Investor in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.
4.31    Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the completion of the Offering will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
5.    Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:
5.1    Organization and Existence. Such Investor is an individual or a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.
5.2    Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.
5.3    Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.
5.4    Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.
5.5    Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Investor acknowledges receipt of copies of the SEC Filings.
5.6    Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.
5.7    Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:
(b)    “The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the ‘Act’) and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Act, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Act.”
(c)    If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.
5.8    Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is, (i) an “accredited investor” as defined in Rule 501(a) under the 1933 Act and (ii) an “institutional investor” as defined in Financial Industry Regulatory Authority Rule 5110(d)(4)(B). Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on or prior to the date of this Agreement, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the 1934 Act, or a member of FINRA or an entity engaged in the business of being a broker dealer. Such Investor maintains its principal executive office at the location specified on its signature page hereto.
5.9    No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.
5.10    Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.
5.11    Prohibited Transactions. Since the earlier of (a) such time as such Investor was first contacted by the Company or any other Person acting on behalf of the Company regarding the transactions contemplated hereby or (b) thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities.
5.12    The Agent. Such Investor understands that the Agent has acted solely as the agent of the Company in the placement of the Securities, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that it has not relied on any information or advice furnished by or on behalf of the Agent.
5.13    Foreign Investors. If such Investor is not a United States person (as defined by Section 7701(a)(30) of the United States Internal Revenue Code, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Units. Such Investor’s subscription and payment for and continued beneficial ownership of the Units will not violate any applicable securities or other laws of such Investor’s jurisdiction.
6.    Conditions to Closing.
6.1    Conditions to the Investor’s Obligations. The obligation of the Investor to purchase the Notes and the Warrants to be acquired by it at any Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor:
(a)    The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.
(b)    The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.
(c)    The Company shall have executed and delivered the Transaction Documents to be delivered by it hereunder.
(d)    No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.
(e)    The Company shall have received proceeds pursuant to this Agreement and Other Agreements consummated on or prior to the Closing Date of at least Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000).
(f)    The Company shall have delivered to the Investor a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), and (h) of this Section 6.1.
(g)    The Company shall have delivered to the Investor a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.
(h)    No stop order or suspension of trading shall have been imposed by OTCQX, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.
6.2    Conditions to Obligations of the Company. The Company's obligation to sell and issue the Notes and the Warrants being issued and sold by it at any Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
(a)    The representations and warranties made by the Investor in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.11 and 5.13 (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investor shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.
(b)    The Investor shall have delivered the Purchase Price to the Company.
6.3    Termination of Obligations to Effect Closing; Effects.
(a)    The obligations of the Company, on the one hand, and the Investor, on the other hand, to effect the Closing shall terminate as follows:
(i)    Upon the mutual written consent of the Company and the Investor;
(ii)    By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;
(iii)    By the Investor if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor; or
(iv)    By either the Company or any Investor (with respect to itself only) if a Closing has not occurred on or before the fifth Business Day after the date of this Agreement;
provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect a Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.
(b)    Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.
7.    Covenants and Agreements of the Company. For so long as the Investor continues to hold any outstanding Securities:
7.1    Reservation of Common Stock. From and after the Share Increase Date (as defined in Section 7.10), the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Secured Convertible Notes and the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the Conversion Shares and the Warrant Shares.
7.2    Reports. The Company will furnish to the Investor such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by the Investor; provided, however, that the Company shall not disclose material nonpublic information to the Investor, or to advisors to or representatives of the Investor, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and the Investor enters into an appropriate confidentiality agreement with the Company with respect thereto.
7.3    No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investor under the Transaction Documents; provided, however, that the provisions of this Section 7.3 shall not be deemed to apply to the Other Agreements.
7.4    Insurance. The Company shall not materially reduce the insurance coverages described in Section 4.19.
7.5    Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.
7.6    Listing of Underlying Shares and Related Matters. If the Company applies to have its Common Stock or other securities traded on any stock exchange or market, it shall include in such application the Conversion Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. Thereafter, the Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on such stock exchange or market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules thereof.
7.7    Removal of Legends. In connection with any sale or disposition of the Securities by the Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, the Company shall or, in the case of Common Stock, shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to issue replacement certificates representing the Securities sold or disposed of without restrictive legends. Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement or (ii) the Conversion Shares or the Warrant Shares, as applicable, becoming freely tradable by the Investor pursuant to Rule 144 the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall issue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of (X) either (1) a customary representation by the Investor that Rule 144 applies to the shares of Common Stock represented thereby or (2) a statement by the Investor that such Investor has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (Y) if applicable, the legended certificates for such shares, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. From the earlier of such dates, upon the Investor’s request, the Company shall promptly cause the Investor’s Securities to be replaced with Securities which do not bear restrictive legends, and Conversion Shares subsequently issued upon the due conversion of the Secured Convertible Notes and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect thereto. When the Company is required to cause an unlegended Security to be issued as provided herein, if: (1) the unlegended Security is not delivered to the Investor within three (3) Business Days of submission by such Investor of a request for unlegended Securities and, if applicable, the documentation specified above to the Transfer Agent or the Company, as applicable, and (2) prior to the time such unlegended Security is received by the Investor, the Investor, or any third party on behalf of such Investor or for the Investor’s account, purchases (in an open market transaction or otherwise) another Security to deliver in satisfaction of a sale by the Investor of such Security (a “Buy-In”), then the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for the replacement Security as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Investor as a result of the sale to which such Buy-In relates. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.
7.8    Subsequent Equity Sales; Registration Statements.
(a)    From the date hereof until ninety (90) days after the earlier of (i) the completion of the Offering, or (ii) the Expiration Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents. Notwithstanding the foregoing, the provisions of this Section 7.8(a) shall not apply to (i) the issuance of Common Stock or Common Stock Equivalents upon the conversion or exercise of any securities of the Company or a Subsidiary outstanding on the date hereof, provided that the terms of such security are not amended after the date hereof to decrease the exercise price or increase the Common Stock or Common Stock Equivalents receivable upon the exercise, conversion or exchange thereof or (ii) the issuance of any Common Stock or Common Stock Equivalents pursuant to any Company equity incentive plan approved by the Company’s stockholders and in place as of the date hereof.
(b)    From the date hereof until such time as the Investor holds less than $50,000 of Securities (based on the purchase price paid hereunder), the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a “Variable Rate Transaction”. The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. For the avoidance of doubt, the issuance of a security which is subject to customary anti-dilution protections, including where the conversion, exercise or exchange price is subject to adjustment as a result of stock splits, reverse stock splits and other similar recapitalization or reclassification events, shall not be deemed to be a “Variable Rate Transaction.”
(c)    The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to the Investors, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
(d)    The Company shall not, from the date hereof until ninety (90) days after the earlier of (i) the completion of the Offering, or (ii) the Expiration Date, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8 or, in connection with an acquisition, on Form S-4.
7.9    Equal Treatment of Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to the Investor by the Company and negotiated separately by the Investor, and is intended for the Company to treat the purchasers in the Offering as a class and shall not in any way be construed as the purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.
7.10    Increase in Authorized Shares. The Company shall use its commercially reasonable efforts to seek the approval of its stockholders, by no later than six months following the earlier of (i) the completion of the Offering, or (ii) the Expiration Date, to amend its Certificate of Incorporation to increase the number of authorized shares of common stock to no less than the number of shares of Common Stock equal to the aggregate Conversion Shares and Warrant Shares (the “Share Increase”). No later than the second Business Day after its stockholders approve the Share Increase, the Company shall file with the Secretary of State of Delaware an amendment to its Certificate of Incorporation to effect the Share Increase, which amendment shall become effective upon filing. The date on which the Share Increase is effected is referred to as the “Share Increase Date.” At any annual or special meeting of stockholders called for the purpose of seeking stockholder approval for the Share Increase, the Investor shall vote or cause to be voted all shares of Common Stock owned by it and which the Investor has the right to vote at such meeting in favor of the Share Increase.
7.11    Piggyback Registration Rights. The Company shall comply with the piggyback registration rights provisions attached hereto as Exhibit E.
7.12    Management Transition. Promptly following the date hereof, the Company shall implement a transition plan approved by the Company’s Board of Directors to effect a change in the senior management of the Company (consisting of the CEO and CFO positions) within a reasonable period of time following the date hereof.
8.    Survival and Indemnification.
8.1    Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive any Closing of the transactions contemplated by this Agreement.
8.2    Indemnification. The Company agrees to indemnify and hold harmless the Investor and its Affiliates and their respective directors, officers, trustees, members, managers, employees and agents, and their respective successors and assigns, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.
8.3    Conduct of Indemnification Proceedings. Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.
9.    Miscellaneous.
9.1    Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investor, as applicable, which shall not be unreasonably withheld; provided, however, that the Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a transaction complying with applicable securities laws without the prior written consent of the Company. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Securities” shall be deemed to refer to the securities received by the Investor in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
9.2    Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and transmitted via facsimile, or by portable document format via electronic mail, each of which shall be deemed an original.
9.3    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
9.4    Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:
If to the Company:
Rainmaker Systems, Inc.
900 East Hamilton Avenue
Campbell, CA 95008
Attention: Chief Executive Officer
Fax: (408) 369-0910
With a copy to:
Perkins Coie
4 Embarcadero Center
Suite 2400
San Francisco, CA 94111
Attention: Rainmaker Systems PCL
Fax: (415) 344-7050
If to the Investor:
to the addresses set forth on the Omnibus Signature Page.
9.5    Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.
9.6    Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes representing at least 50% of the principal amount of Notes then outstanding (the “Majority Holders”). No such waiver or consent on any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.
9.7    Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investor without the prior consent of the Company (in the case of a release or announcement by the Investor) or the Investor (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investor, as the case may be, shall allow the Investor or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. In addition, the Company shall make any such filings as may be required by applicable law or OTCQX requirements in the time and manner required by the SEC or OTCQX, as applicable.
9.8    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
9.9    Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, together with the other Transaction Documents, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
9.10    Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
9.11    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
[signature pages follow]
IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                RAINMAKER SYSTEMS, INC.

By: /s/ Bradford Peppard
Name: Bradford Peppard
Title: Chief Financial Officer

[OMNIBUS SIGNATURE PAGE]

By executing and delivering this signature page, the undersigned hereby agrees to become a party to and to be bound by the terms and provisions of (i) the Purchase Agreement by and between the Company and the undersigned, (ii) the Security Agreement, and (iii) each Security Document.

Abraham Hannink and E.C. Hannink-Trimbos JTWROS

By: /s/ Abraham Hannink
Name: Abraham Hannink

/s/ E.C. Hannink-Trimbos
E.C. Hannink-Trimbos

Number of Units: 850,000
Aggregate Purchase Price: $850,000

Address for Notice:

Abraham Hannink and E.C. Hannink-Trimbos JTWROS
Van Bergenlaan 4
2242 PV Wassenaar
The Netherlands

[OMNIBUS SIGNATURE PAGE]

By executing and delivering this signature page, the undersigned hereby agrees to become a party to and to be bound by the terms and provisions of (i) the Purchase Agreement by and between the Company and the undersigned, (ii) the Security Agreement, and (iii) each Security Document.

Paul van Riel and Deidre van der Kuip JTWROS

/s/ Paul Van Riel
Paul van Riel

/s/ Deidre van der Kuip
Deidre van der Kuip

Number of Units: 850,000
Aggregate Purchase Price: $850,000

Address for Notice:

Paul van Riel and Deidre van der Kuip JTWROS
Prinses Julianalaan 56
3062 DJ Rotterdam
The Netherlands

[OMNIBUS SIGNATURE PAGE]

By executing and delivering this signature page, the undersigned hereby agrees to become a party to and to be bound by the terms and provisions of (i) the Purchase Agreement by and between the Company and the undersigned, (ii) the Security Agreement, and (iii) each Security Document.

/s/ C.J. Kraall
C.J. Kraall

Number of Units: 100,000
Aggregate Purchase Price: $100,000

Address for Notice:

C.J. Kraall
Ammonslaantje 37
2241 BR Wassenaar
The Netherlands

[OMNIBUS SIGNATURE PAGE]

By executing and delivering this signature page, the undersigned hereby agrees to become a party to and to be bound by the terms and provisions of (i) the Purchase Agreement by and between the Company and the undersigned, (ii) the Security Agreement, and (iii) each Security Document.

Bortel Investment Management, LLC

By:     /s/ Peter Bortel
Name: Peter Bortel
Title: President

Number of Units: 300,000
Aggregate Purchase Price: $300,000

Address for Notice:

Bortel Investment Management, LLC
13313 Point Richmond Beach Rd. N.W.
Gig Harbor, WA 98332

[OMNIBUS SIGNATURE PAGE]

By executing and delivering this signature page, the undersigned hereby agrees to become a party to and to be bound by the terms and provisions of (i) the Purchase Agreement by and between the Company and the undersigned, (ii) the Security Agreement, and (iii) each Security Document.

ALLEN BORTEL or SYDNE BORTEL, trustees, or their successors in trust, under the Sydne and Allan Bortel LIVING TRUST, dated September 14, 1998, and any amendments thereto.
By: /s/ Allan Bortel Name: Allan Bortel Title: Trustee

Number of Units: 200,000
Aggregate Purchase Price: $200,000

Address for Notice: 2 Ned’s Way Tiburon, CA 94920 Phone: 415-435-3988

[OMNIBUS SIGNATURE PAGE]

By executing and delivering this signature page, the undersigned hereby agrees to become a party to and to be bound by the terms and provisions of (i) the Purchase Agreement by and between the Company and the undersigned, (ii) the Security Agreement, and (iii) each Security Document.

[NAME OF INVESTOR]
By: /s/ Douglas A. George Name: Douglas A. George Title:

Number of Units: 150,000
Aggregate Purchase Price: $150,000

Address for Notice: 183 Cold Spring Road Avon, CT 06001

[OMNIBUS SIGNATURE PAGE]

By executing and delivering this signature page, the undersigned hereby agrees to become a party to and to be bound by the terms and provisions of (i) the Purchase Agreement by and between the Company and the undersigned, (ii) the Security Agreement, and (iii) each Security Document.

Investment Partners Opportunities Fund c/o MUFG Union Bank, N.A. as Custodian
By: /s/ Greg Abella Name: Greg Abella Title: Officer of Investment Partners Asset Management

Number of Units: 50,000
Aggregate Purchase Price: $50,000

Address for Notice:

MUFG Union Bank, N.A.
Attn: Special Assets
350 California Street, 8th Floor
San Francisco, CA 94104

With a copy to:

Investment Partners Asset Management, Inc.
One Highland Ave.
Metuchen, NJ 08840

[OMNIBUS SIGNATURE PAGE]

By executing and delivering this signature page, the undersigned hereby agrees to become a party to and to be bound by the terms and provisions of (i) the Purchase Agreement by and between the Company and the undersigned, (ii) the Security Agreement, and (iii) each Security Document.

[NAME OF INVESTOR]
By: /s/ Don and Julie Berrow Name: Don and Julie Berrow Title:

Number of Units:
Aggregate Purchase Price: $50,000

Address for Notice: 80 Orchard Lane Lancaster, PA 17603-2422

EXHIBIT A

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

8% SENIOR SECURED CONVERTIBLE NOTE

$_______________    July 15, 2014 (the “Issuance Date”)

FOR VALUE RECEIVED, Rainmaker Systems, Inc., a Delaware corporation (the “Company”), hereby unconditionally promises to pay to the order of ________________ (the “Holder”), having an address _____________, at such address or at such other place as may be designated in writing by the Holder, or its assigns, the aggregate principal sum of _____________ United States Dollars ($______________), together with interest from the date set forth above on the unpaid principal balance of this Note outstanding at a rate equal to eight percent (8.0%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum and continuing on the outstanding principal until this 8% Senior Secured Convertible Note (the “Note”) is converted into Common Stock as provided herein or indefeasibly and irrevocably paid in full by the Company. Interest on this Note shall accrue and shall be payable quarterly on each March 31, June 30, September 30 and December 31 (each, an “Interest Payment Date”), commencing on September 30, 2015. Interest accrued on this Note for the period from the Issuance Date until June 30, 2015, shall be capitalized quarterly on the last day of each calendar quarter and added to the principal amount hereof. Subject to the other provisions of this Note, the principal of this Note and all accrued and unpaid interest hereon shall mature and become due and payable on July 15, 2019 (the “Stated Maturity Date”). All payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to an account specified by the Holder.
In the event that any amount due hereunder is not paid when due, such overdue amount shall bear interest at an annual rate of fifteen percent (15%) until paid in full. In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.
This Note is one of a series of Notes (the “Company Notes”) of like tenor in an aggregate principal amount of up to Three Million Five Hundred Thousand United States Dollars ($3,500,000) issued by the Company pursuant to the Purchase Agreements (as defined below).
1.Definitions. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Purchase Agreements unless otherwise defined herein. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated:
“Additional Rights” has the meaning set forth in Section 4 hereof.
“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.
“Agility Facility” means the loan and security agreement effective as of October 30, 2013, between the Company and Agility Capital II, LLC.
“Approved Stock Plan” shall mean any employee benefit plan or other issuance, employment agreement or option grant or similar agreement which has been approved by the Board, pursuant to which the Company’s securities may be issued to any employee, consultant, officer or director for services provided to the Company.
“Bloomberg” means Bloomberg Financial Markets.
“Board” shall mean the Board of Directors of Company.
“Business Day” other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported on the OTC Pink marketplace operated by OTC Markets Group Inc. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
“Comerica Facility” means the loan and security agreement dated as of June 14, 2012, between the Company and Comerica Bank.
“Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company or any securities into which shares of Common Stock may be reclassified after the date hereof.
“Company” has the meaning set forth in the first paragraph hereof.
“Company Notes” has the meaning set forth in the third paragraph hereof.
“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Conversion Price” shall mean initially $0.25 per share, subject to adjustment as provided in Section 4.
“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.
“Event of Default” has the meaning set forth in Section 6 hereof.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Excluded Issuances” has the meaning set forth in Section 4(j) hereof.
“Excluded Securities” shall mean (i) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an Approved Stock Plan, (ii) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities that were issued and outstanding on the date immediately preceding the Issuance Date, provided such securities are not amended after the Issuance Date to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (iii) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, (iv) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price pursuant to the other provisions of this Note), and (v) capital stock, Options or Convertible Securities issued as consideration for an acquisition or strategic transaction approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not, for the purposes of this clause (v), include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.
“Hedging Agreement” means any interest rate swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, supplemented, restated or otherwise modified from time to time.
“Holder” has the meaning set forth in the first paragraph hereof.
“Indebtedness” means any liability or obligation (i) for borrowed money, other than trade payables incurred in the ordinary course of business, (ii) evidenced by bonds, debentures, notes, or other similar instruments, (iii) in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of trade payables or obligations in respect of workers’ compensation, unemployment insurance and other social security laws or regulations, all arising in the ordinary course of business consistent with past practices, (iv) to pay the deferred purchase price of property or services, except trade payables arising in the ordinary course of business consistent with past practices, (v) as lessee under capitalized leases, (vi) secured by a Lien on any asset of the Company or a Subsidiary, whether or not such obligation is assumed by the Company or such Subsidiary.
“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.
“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any of the foregoing).
“Majority Holders” has the meaning set forth in Section 8 hereof.
“Note” has the meaning set forth in the first paragraph hereof.
“Option Value” shall mean the value of an Option based on the Black and Scholes Option Pricing model obtained from the “OV” function on Bloomberg determined as of the day prior to the public announcement of the applicable Option for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of (a) 100% and (b) the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the issuance of the applicable Option, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price of the Common Stock during the period beginning on the day prior to the execution of definitive documentation relating to the issuance of the applicable Option and the public announcement of such issuance and (iv) a 360 day annualization factor.
“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
“Permitted Indebtedness” means:
(a)    Indebtedness existing on the Closing Date and refinancings, renewals and extensions of any such Indebtedness if (i) the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended (ii) if the principal amount thereof or interest payable thereon is not increased, and (iii) the terms thereof are not less favorable to the Company or the Subsidiary incurring such Indebtedness than the Indebtedness being refinanced, renewed or extended;
(b)    Guaranties by any Subsidiary of any “Permitted Indebtedness” of the Company or another Subsidiary;
(c)    Indebtedness representing the deferred purchase price of property and capital lease obligations which collectively does not exceed $100,000 in aggregate principal amount; and
(d)    Indebtedness of the Company to any wholly owned Subsidiary and Indebtedness of any wholly owned Subsidiary to the Company or another wholly owned Subsidiary which constitutes “Permitted Indebtedness.”
“Permitted Investments” means:
(a)    direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof;
(b)    certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; and
(c)    commercial paper rated A‑1 or better or P‑1 by Standard & Poor’s Ratings Services or Moody’s Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.
“Permitted Liens” means:
(a)    Liens securing the obligations of the Company and its Subsidiaries under the Comerica Facility and the Agility Facility;
(b)    Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established on the Company’s books and records in accordance with U.S. generally accepted accounting principles, consistently applied;
(c)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings;
(d)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
(e)    deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
(f)    easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any of its Subsidiaries; and
(g)    Liens granted to secure the obligations of the Company or any Subsidiary under any Indebtedness permitted under clause (c) of the definition of “Permitted Indebtedness” provided the Lien is limited to the property acquired or so financed (and any accessions thereto and proceeds thereof).
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
“Principal Market” means The OTCQX Market.
“Purchase Agreements” shall mean the Purchase Agreements entered into by and between the Company and the original Holders of the Company Notes, as the same may be amended from time to time.
“Required Holders” means, as of any date, the holders of at least a majority of the principal amount of the Company Notes outstanding as of such date.
“Restricted Payment” has the meaning set forth in Section 5(b)(iv) hereof.
“Security Agreement” shall mean the Security Agreement referred to in the Purchase Agreements, as the same may be amended from time to time.
“Security Documents” means the collective reference to the Security Agreement and each other agreement or writing pursuant to which the Company purports to pledge or grant a security interest in any property or assets securing the Company’s obligations or any such Person purports to guaranty the payment and/or performance of the Company’s obligations and, in each case, as amended, restated, supplemented or otherwise modified from time to time.
“Stated Maturity Date” has the meaning set forth in the first paragraph hereof.
“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.
“Trading Day” means (i) if the relevant stock or security is listed or admitted for trading on a national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on a system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on a system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available, shall mean a day, other than a Saturday or Sunday, on which The New York Stock Exchange, Inc. is open for trading.
“Trigger Issuance” has the meaning set forth in Section 4(i) hereof.
“Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported on the OTC Pink marketplace operated by OTC Markets Group Inc. If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 16 with the term “Weighted Average Price” being substituted for the term “Conversion Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
2.    Purchase Agreements. This Note is one of the several 8% Senior Secured Convertible Notes of the Company issued pursuant to the Purchase Agreements. This Note is subject to the terms and conditions of, and entitled to the benefit of, the provisions of the Purchase Agreement pursuant to which it was issued. This Note is transferable and assignable to any Person to whom such transfer is permissible under such Purchase Agreement and applicable law. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.
3.    No Right of Prepayment or Redemption. This Note shall not be prepayable or redeemable by the Company prior to the Share Increase Date. After the Share Increase Date, this Note shall be prepayable or redeemable, in whole or in part, by the Company without premium or penalty upon 60 days advance written notice to the Holder. Before the expiration of such 60-day period, the Holder may, in its sole discretion, convert the principal amount of this Note and any accrued but unpaid interest with respect to such portion of this Note to be converted, in whole or in part, on the terms set forth in Section 4 below.
4.    Conversion Rights.
(a)    Prior to the Share Increase Date (as such term is defined in the Purchase Agreements), this Note shall not be convertible. From and after the Share Increase Date and subject to and upon compliance with the provisions of this Note, prior to the Stated Maturity Date, the Holder shall have the right, at its option at any time, to convert some or all of the Note into such number of fully paid and nonassessable shares of Common Stock as is obtained by: (i) adding (A) the principal amount of this Note to be converted and (B) the amount of any accrued but unpaid interest with respect to such portion of this Note to be converted; and (ii) dividing the result obtained pursuant to clause (i) above by the Conversion Price then in effect. The rights of conversion set forth in this Section 4 shall be exercised by the Holder by giving written notice to the Company that the Holder elects to convert a stated amount of this Note into Common Stock and by surrender of this Note (or, in lieu thereof, by delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed) to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder) at any time on the date set forth in such notice (which date shall not be earlier than the Company’s receipt of such notice), together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.
(b)    Promptly after receipt of the written notice referred to in Section 4(a) above and surrender of this Note (or, in lieu thereof, by delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed), but in no event more than three (3) Business Days thereafter, the Company shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct in writing, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such portion of this Note. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Conversion Price shall be determined, as of the close of business on the date on which such written notice shall have been received by the Company and this Note shall have been surrendered as aforesaid (or, in lieu thereof, an appropriate lost security affidavit has been delivered to the Company), and at such time, the rights of the Holder shall cease with respect to the principal amount of the Notes being converted, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.
(c)    No fractional shares shall be issued upon any conversion of this Note into Common Stock. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 4(c), be delivered upon such conversion, the Company, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to the closing Bid Price of a share of Common Stock on the effective date of conversion times the fractional share of Common Stock otherwise issuable upon such conversion. In case the principal amount of this Note exceeds the principal amount being converted, the Company shall, upon such conversion, execute and deliver to the Holder, at the expense of the Company, a new Note for the principal amount of this Note surrendered which is not to be converted.
(d)    If, at any time or from time to time while this Note is outstanding, the Company issues or sells, or in accordance with this Section 4 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold.
For purposes of determining the adjusted Conversion Price under this Section 4(d), the following shall be applicable:
(i) If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 4(d)(i), the “lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.
(ii) If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 4(d)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Note has been or is to be made pursuant to other provisions of this Section 4(d), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.
(iii) If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 4(d)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Note are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 4(d) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.
(iv) In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
(v) If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
(vi) Notwithstanding any other provision in this Section 4(d) to the contrary, if a reduction in the Conversion Price pursuant to Section 4(d) (other than as set forth in this clause (d)(vi)) would require the Company to obtain stockholder approval of the offering contemplated by the Purchase Agreement pursuant to Nasdaq Marketplace Rule 5635(d)(2) and such stockholder approval has not been obtained, (i) the Conversion Price shall be reduced to the maximum extent that would not require stockholder approval under such Section, and (ii) the Company shall use its commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of stockholders to vote on such Conversion Price adjustment. In the event that the stockholders do not approve the offering at such meeting, the Company shall promptly call one or more additional special meetings until such time as stockholder approval is obtained.
(e)    [Intentionally omitted.]
(f)    If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 4(f) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(g)    If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights or phantom stock rights), then the Board will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 4(g) will increase the Conversion Price as otherwise determined pursuant to this Section 4.
(h)    An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.
(i)    In the event that, as a result of an adjustment made pursuant to this Section 4, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon conversion of this Note shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Note.
(j)    In case at any time:
(i)    the Company shall declare any dividend upon its Common Stock or any other class or series of capital stock of the Company payable in cash or stock or make any other distribution to the holders of its Common Stock or any such other class or series of capital stock;
(ii)    the Company shall offer for subscription pro rata to the holders of its Common Stock or any other class or series of capital stock of the Company any additional shares of stock of any class or other rights; or
(iii)    there shall be any capital reorganization or reclassification of the capital stock of the Company, any acquisition or a liquidation, dissolution or winding up of the Company;
then, in any one or more of said cases, the Company shall give, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, (a) at least twenty (20) Business Days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any event set forth in clause (iii) of this Section 4(j) and (b) in the case of any event set forth in clause (iii) of this Section 4(j), at least 20 Business Days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock or such other class or series of capital stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock and such other series or class of capital stock shall be entitled to exchange their Common Stock and other stock for securities or other property deliverable upon consummation of the applicable event set forth in clause (iii) of this Section 4(j).

(k)    Upon any adjustment of the Conversion Price, then and in each such case the Company shall give prompt written notice thereof, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment and setting forth in reasonable detail the method upon which such calculation is based.
(l)    From and after the Share Increase Date, the Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, and that the Company will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Company shall take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or trading market upon which the Common Stock may be listed. The Company shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Note would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation.
(m)    The issuance of certificates for shares of Common Stock upon conversion of this Note shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.
(n)    The Company will not at any time close its transfer books against the transfer, as applicable, of this Note or of any shares of Common Stock issued or issuable upon the conversion of this Note in any manner which interferes with the timely conversion of this Note, except as may otherwise be required to comply with applicable securities laws.
(o)    To the extent permitted by applicable law and the listing requirements of any stock exchange or trading market on which the Common Stock is then listed, the Company from time to time may decrease the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Holder at least fifteen (15) days prior to the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the period during which it will be in effect.
(p)    Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, the Holder may waive the provisions of this Section 4(p), but any such waiver will not be effective until the 61st day after delivery of such notice, nor will any such waiver effect any other holder of Company Notes.
(q)    Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, the Holder may waive the provisions of this Section 4(q), but any such waiver will not be effective until the 61st day after delivery of such notice, nor will any such waiver effect any other holder of Company Notes.
5.    Covenants.
(a)    So long as any amount due under this Note is outstanding and until indefeasible payment in full of all amounts payable by the Company hereunder or this Note is converted into Common Stock as provided herein:
(i)    The Company shall and shall cause each of its Subsidiaries to (A) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducting, (B) do all things necessary to remain duly organized, validly existing, and in good standing as a domestic corporation under the laws of its state of incorporation and (C) maintain all requisite authority to conduct its business in those jurisdictions in which its business is conducted.
(ii)    The Company shall promptly notify the Holder in writing of (A) any change in the business or the operations the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect, and (B) any information which indicates that any financial statements which are the subject of any representation contained in the Transaction Documents, or which are furnished to the Holder pursuant to the Transaction Documents, fail, in any material respect, to present fairly, as of the date thereof and for the period covered thereby, the financial condition and results of operations purported to be presented therein, disclosing the nature thereof.
(iii)    The Company shall promptly notify the Holder of the occurrence of any Event of Default or any event which, with the giving of notice, the lapse of time or both would constitute an Event of Default, which notice shall include a written statement as to such occurrence, specifying the nature thereof and the action (if any) which is proposed to be taken with respect thereto.
(iv)    The Company shall promptly notify the Holder of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency against the Company or any Subsidiary or to which the Company or any Subsidiary may be subject which alleges damages in excess of One Hundred Thousand United States Dollars ($100,000).
(v)    The Company shall promptly notify the Holder of any default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Company or any Subsidiary is a party which default could reasonably be expected to have a Material Adverse Effect.
(vi)    The Company shall and shall cause each Subisidiary to promptly take any and all actions necessary to execute any definitive documentation (which documentation shall include customary representations, warranties, covenants, conditions and agreements, and any UCC financing statements) reasonably requested by the Holder, for obtaining the benefits of the Security Agreement, subject to the terms and conditions stated therein.
(vii)    The Company shall deliver to the Holder, within thirty (30) days after the end of each fiscal quarter, a certificate signed by either the Chief Executive Officer or the Chief Financial Officer of the Company (which shall include an updated perfection certification) as to such officer’s knowledge, of the Company’s compliance with all conditions and covenants under the Transaction Documents (without regard to any period of grace or requirement of notice provided hereunder) and in the event any Event of Default or any event which, with the giving of notice, the lapse of time or both would constitute an Event of Default exists, such officer shall specify the nature thereof.
(viii)    The Company shall and shall cause each Subsidiary to pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.
(ix)    The Company shall and shall cause each Subsidiary to all times maintain with financially sound and reputable insurance companies insurance covering its assets and its businesses in such amounts and covering such risks (including, without limitation, hazard, business interruption and public liability) as is consistent with sound business practice and as may be obtained at commercially reasonable rates. The insurance policies will comply with the provisions of Section 11 of the Security Agreement.
(x)    The Company shall and shall cause each Subsidiary to comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.
(xi)    The Company shall and shall cause each Subsidiary to use commercially reasonable efforts to do all things necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition and use commercially reasonable efforts to make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted.
(xii)    The Company shall deliver to the Holder as soon as reasonably practicable but in any event within three (3) Business Days, upon receipt or delivery, copies of any and all material notices and other material communications from and to any federal or state regulatory body with jurisdiction over the products, business and/or processes of the Company or any Subsidiary (i) with respect to products or practices and (ii) with respect to any Intellectual Property with counsel to the Company or any Subsidiary (including any non-infringement opinions of counsel or advisors to the Company or any Subsidiary or any other Person), the United States Patent & Trademark Office and any other Person. The Company shall and shall cause each Subsidiary to as soon as reasonably practicable, notify the Holder of any infringement or threatened infringement of its Intellectual Property may at any time come to its notice.
(xiii)    At its own expense, the Company shall and shall cause each Subsidiary to make, execute, endorse, acknowledge file and/or deliver any documents and take all actions necessary or required to maintain its ownership rights in its Intellectual Property, including, without limitation, (i) any action reasonably required to protect the Intellectual Property in connection with any infringement, suspected infringement, passing off, act of unfair competition or other unlawful interference with the rights of the Company or any Subsidiary in and to such Intellectual Property, and (ii) any registrations with the United States Patent & Trademark Office and any corresponding foreign patent and/or trademark office required for the Company or any Subsidiary to carry on its business as presently conducted and as presently proposed to be conducted. Except for non-exclusive licenses granted in the ordinary course of business, the Company shall not and shall cause each Subsidiary not to transfer, assign or otherwise convey the Intellectual Property, any registrations or applications thereof and all goodwill associated therewith, to any person or entity.
(xiv)    Promptly after the occurrence thereof, the Company shall and shall cause each Subsidiary to inform the Holder of the following material developments: (i) entering into material agreements outside the ordinary course of business consistent with past practice, (ii) any issuance of debt securities by the Company or any Subsidiary, (iii) the incurrence of any Indebtedness by the Company or any Subsidiary, (iv) a change in the number of directors comprising the Board, (v) a sale, lease or transfer of any material portion of the assets of the Company or any Subisdiary and (vi) any change in ownership of any Subsidiary (specifying the details of any such change, including the identity and ownership amount of any new owner).
(b)    So long as any amount due under this Note is outstanding and until indefeasible payment in full of all amounts payable by the Company hereunder or this Note is converted into Common Stock as provided herein:
(i)    The Company shall not and shall cause each Subsidiary not to create, incur, guarantee, issue, assume or in any manner become liable in respect of any Indebtedness, other than Permitted Indebtedness.
(ii)    The Company shall not and shall cause each Subsidiary not to create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired other than (i) Liens created pursuant to the Security Documents and (ii) Permitted Liens. The Company shall not, and shall cause each Subsidiary not to, be bound by any agreement which limits the ability of the Company or any Subsidiary to grant Liens, except for any such limitations in agreements evidencing Permitted Liens.
(iii)    The Company shall not and shall cause each Subsidiary not to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates other than a wholly owned Subsidiary, except for consulting, employment or separation arrangements with officers or directors approved by the Board.
(iv)    The Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, declare or pay any dividends on account of any shares of any class or series of its capital stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of its capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or pay any interest, premium if any, or principal of any Indebtedness or redeem, retire, defease, repurchase or otherwise acquire any Indebtedness (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other payment in respect thereof or agree to do any of the foregoing (each of the foregoing is herein called a “Restricted Payment”); provided, that (i) the Company may make payments of interest, premium if any, and principal of the Notes in accordance with the terms hereof, (ii) provided that no Event of Default or event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing, the Company and its Subsidiaries may make regularly scheduled payments of interest and principal of any Permitted Indebtedness, (iii) any Subsidiary directly or indirectly wholly owned by the Company may pay dividends on its capital stock and (iv) the Company may repurchase capital stock from a former employee in connection with the termination or other departure of such employee, strictly in accordance with the terms of any agreement entered into with such employee and in effect on the Closing Date (as defined in the Purchase Agreement), provided that (A) such repurchase is approved by a majority of the Board, (B) payments permitted under this clause (iv) shall not exceed $1,000,000 in the aggregate, and (C) no such payment may be made if an Event of Default or an event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing or would result from such payment.
(v)    The Company shall not and shall cause each Subsidiary not to, directly or indirectly, engage in any business other than the business in which it is engaged as of the date hereof.
(vi)    The Company shall not and shall cause each Subsidiary not to make or own any Investment in any Person, including without limitation any joint venture, other than (A) Permitted Investments, (B) operating deposit accounts with banks, (C) Hedging Agreements entered into in the ordinary course of the Company’s financial planning and not for speculative purposes and (D) investments by the Company in the capital stock of any wholly owned Subsidiary.
(vii)    The Company shall not and shall cause each Subsidiary not to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Company or any Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person, or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Company or any Subsidiary to any Person in connection with such lease.
(viii)    The Company shall not and shall cause each Subsidiary not to settle, or agree to indemnify or defend third parties against, any material lawsuit, except as may be required by judicial or regulatory order or by agreements entered into prior to the date hereof on a basis consistent with past practice. A material lawsuit shall be any lawsuit in which the amount in controversy exceeds $100,000.
(ix)    The Company shall not and shall cause each Subsidiary not to amend its bylaws, certificate of incorporation or other charter document in a manner adverse to the Holder.
6.    Event of Default. The occurrence of any of following events shall constitute an “Event of Default” hereunder:
(a)    the failure of the Company to make any payment of principal or interest on this Note when due, whether on an Interest Payment Date, at the Stated Maturity, upon acceleration or otherwise;
(b)    the failure of the Company to make any payment of any other amounts due under this Note or the other Transaction Documents (as defined under the Purchase Agreements) when due, whether at maturity, upon acceleration or otherwise, and such failure continues for more than five (5) days;
(c)    the Company and/or its Subsidiaries fail to make a required payment or payments on Indebtedness of One Hundred Thousand United States Dollars ($100,000) or more in aggregate principal amount and such failure continues for more than ten (10) days;
(d)    there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Company or its Subsidiaries of One Hundred Thousand United States Dollars ($100,000) or more in aggregate principal amount (which acceleration is not rescinded, annulled or otherwise cured within ten (10) days of receipt by the Company or a Subsidiary of notice of such acceleration);
(e)    the Company or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any Subsidiary as bankrupt or insolvent; or any order for relief with respect to the Company or any Subsidiary is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Company or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or any Subsidiary or of any substantial part of the assets of the Company or any Subsidiary, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any Subsidiary and either (i) the Company or any Subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;
(f)    a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Company and its Subsidiaries, exceeds One Hundred Thousand United States Dollars ($100,000) shall be rendered against the Company or a Subsidiary and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged; provided, however, that a judgment that provides for the payment of royalties subsequent to the date of the judgment shall be deemed to be discharged so long as the Company or the Subsidiary affected thereby is in compliance with the terms of such judgment;
(g)    the Company is in breach of the requirements of Section 5(b) hereof;
(h)    if any representation or statement of fact made in any Transaction Document or furnished to the Holder at any time by or on behalf of the Company, taken as a whole with all such other representations or statements of fact, proves to have been false in any material respect when made or furnished;
(i)    any Liens created by the Security Documents shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Holders, free and clear of all other Liens (other than Permitted Liens), or any of the security interests granted pursuant to the Security Documents shall be determined to be void, voidable, invalid or unperfected, are subordinated or are ineffective to provide the Holder with a perfected, first priority security interest in the collateral covered by the Security Documents, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof or any other Transaction Documents shall be contested by the Company;
(j)    the Share Increase Date does not occur on or prior to the earlier of (i) two Business Days following the completion of the stockholders meeting called for the purpose of approving the Share Increase and (ii) December 31, 2014; or
(k)    if the Company fails to observe or perform in any material respect any of its covenants contained in the Transaction Documents (other than any failure which is covered by Section 6(a), (b) or (g)), and such failure continues for thirty (30) days after receipt by the Company of notice thereof.
Upon the occurrence of any such Event of Default all unpaid principal and accrued interest under this Note shall become immediately due and payable (A) upon election of the Holder, with respect to (a) through (d) and (f) through (k), and (B) automatically, with respect to (e). Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under the other Transaction Documents. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys' fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder's rights and remedies hereunder and under the other Transaction Documents.
7.    No Waiver. No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.
8.    Amendments in Writing. Any term of this Note may be amended or waived upon the written consent of the Company and the holders of Company Notes representing at least 50% of the principal amount of Company Notes then outstanding (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all outstanding Company Notes; and (y) without the consent of the Holder hereof, no amendment or waiver shall (i) change the Stated Maturity Date of this Note, (ii) reduce the principal amount of this Note or the interest rate due hereon, (iii) change the Conversion Price or (iv) change the place of payment of this Note. No such waiver or consent on any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.
9.    Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.
10.    Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THE COMPANY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
11.    Secured Obligation. This Note is one of the Notes referred to in the Security Agreement and is secured by the collateral described therein. The Security Agreement grants the Holder certain rights with respect to such collateral upon an Event of Default.
12.    Governing Law; Consent to Jurisdiction. This Note shall be governed by and construed under the law of the State of New York, without giving effect to the conflicts of law principles thereof. The Company and, by accepting this Note, the Holder, each irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company and, by accepting this Note, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Note, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
13.    Costs. If action is instituted to collect on this Note, the Company promises to pay all costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.
14.    Notices. All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth in the Purchase Agreement or at such other address as may be specified by such party from time to time in accordance with the Purchase Agreements.
15.    Successors and Assigns. This Note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder.
16.    Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the written notice referred to in Section 4(a) hereof giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Conversion Price within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile the disputed determination of the Conversion Price to an independent, reputable investment bank selected by the Company and approved by the Holder, which approval shall not be unreasonably withheld. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. The prevailing party in any dispute resolved pursuant to this Section 16 shall be entitled to the full amount of all reasonable expenses, including all costs and fees paid or incurred in good faith, in relation to the resolution of such dispute. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this 8% Senior Secured Convertible Note to be signed in its name effective as of the date first above written.

RAINMAKER SYSTEMS, INC.

By:___________________________

Name:

Title:

EXHIBIT B

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

8% SECURED PROMISSORY NOTE

$_______________    July 15, 2014

FOR VALUE RECEIVED, Rainmaker Systems, Inc., a Delaware corporation (the “Company”), hereby unconditionally promises to pay to the order of ________________ (the “Holder”), having an address _____________, at such address or at such other place as may be designated in writing by the Holder, or its assigns, the aggregate principal sum of _____________ United States Dollars ($______________), together with interest from the date set forth above on the unpaid principal balance of this Note outstanding at a rate equal to eight percent (8.0%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum and continuing on the outstanding principal until this 8% Senior Secured Note (the “Note”) is indefeasibly and irrevocably paid in full by the Company. Subject to the other provisions of this Note, the principal of this Note and all accrued and unpaid interest hereon shall mature and become due and payable on July 15, 2019 (the “Stated Maturity Date”). All payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to an account specified by the Holder.
In the event that any amount due hereunder is not paid when due, such overdue amount shall bear interest at an annual rate of fifteen percent (15%) until paid in full. In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.
This Note is one of a series of Notes (the “Company Notes”) of like tenor in an aggregate principal amount of up to One Million Seven Hundred Fifty Thousand United States Dollars ($1,750,000) issued by the Company pursuant to the Purchase Agreements (as defined below).
1.Definitions. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Purchase Agreements unless otherwise defined herein. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated:
“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.
“Agility Facility” means the loan and security agreement effective as of October 30, 2013, between the Company and Agility Capital II, LLC.
“Board” shall mean the Board of Directors of Company.
“Business Day” other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
“Comerica Facility” means the loan and security agreement dated as of June 14, 2012, between the Company and Comerica Bank.
“Company” has the meaning set forth in the first paragraph hereof.
“Company Notes” has the meaning set forth in the third paragraph hereof.
“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Convertible Note” means the 8% Senior Secured Convertible Note dated on or about the date hereof issued to the Holder by the Company under the Purchase Agreements.
“Event of Default” has the meaning set forth in Section 6 hereof.
“Hedging Agreement” means any interest rate swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, supplemented, restated or otherwise modified from time to time.
“Holder” has the meaning set forth in the first paragraph hereof.
“Indebtedness” means any liability or obligation (i) for borrowed money, other than trade payables incurred in the ordinary course of business, (ii) evidenced by bonds, debentures, notes, or other similar instruments, (iii) in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of trade payables or obligations in respect of workers’ compensation, unemployment insurance and other social security laws or regulations, all arising in the ordinary course of business consistent with past practices, (iv) to pay the deferred purchase price of property or services, except trade payables arising in the ordinary course of business consistent with past practices, (v) as lessee under capitalized leases, (vi) secured by a Lien on any asset of the Company or a Subsidiary, whether or not such obligation is assumed by the Company or such Subsidiary.
“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.
“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any of the foregoing).
“Majority Holders” has the meaning set forth in Section 8 hereof.
“Note” has the meaning set forth in the first paragraph hereof.
“Permitted Indebtedness” means:
(a)    Indebtedness existing on the Closing Date and refinancings, renewals and extensions of any such Indebtedness if (i) the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended (ii) if the principal amount thereof or interest payable thereon is not increased, and (iii) the terms thereof are not less favorable to the Company or the Subsidiary incurring such Indebtedness than the Indebtedness being refinanced, renewed or extended;
(b)    Guaranties by any Subsidiary of any “Permitted Indebtedness” of the Company or another Subsidiary;
(c)    Indebtedness representing the deferred purchase price of property and capital lease obligations which collectively does not exceed $100,000 in aggregate principal amount; and
(d)    Indebtedness of the Company to any wholly owned Subsidiary and Indebtedness of any wholly owned Subsidiary to the Company or another wholly owned Subsidiary which constitutes “Permitted Indebtedness.”
“Permitted Investments” means:
(a)    direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof;
(b)    certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; and
(c)    commercial paper rated A‑1 or better or P‑1 by Standard & Poor’s Ratings Services or Moody’s Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.
“Permitted Liens” means:
(a)    Liens securing the obligations of the Company and its Subsidiaries under the Comerica Facility and Agility Facility;
(b)    Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established on the Company’s books and records in accordance with U.S. generally accepted accounting principles, consistently applied;
(c)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings;
(d)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
(e)    deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
(f)    easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any of its Subsidiaries; and
(g)    Liens granted to secure the obligations of the Company or any Subsidiary under any Indebtedness permitted under clause (c) of the definition of “Permitted Indebtedness” provided the Lien is limited to the property acquired or so financed (and any accessions thereto and proceeds thereof).
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
“Purchase Agreements” shall mean the Purchase Agreements entered into by and between the Company and the original Holders of the Company Notes, as the same may be amended from time to time.
“Restricted Payment” has the meaning set forth in Section 5(b)(iv) hereof.
“Security Agreement” shall mean the Security Agreement referred to in the Purchase Agreements, as the same may be amended from time to time.
“Security Documents” means the collective reference to the Security Agreement and each other agreement or writing pursuant to which the Company purports to pledge or grant a security interest in any property or assets securing the Company’s obligations or any such Person purports to guaranty the payment and/or performance of the Company’s obligations and, in each case, as amended, restated, supplemented or otherwise modified from time to time.
“Stated Maturity Date” has the meaning set forth in the first paragraph hereof.
“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.
2.Purchase Agreements. This Note is one of the several 8% Senior Secured Promissory Notes of the Company issued pursuant to the Purchase Agreements. This Note is subject to the terms and conditions of, and entitled to the benefit of, the provisions of the Purchase Agreement pursuant to which it was issued. This Note is transferable and assignable to any Person to whom such transfer is permissible under such Purchase Agreement and applicable law. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.
3.No Right of Prepayment or Redemption. This Note shall not be prepayable or redeemable by the Company prior to the Share Increase Date. After the Share Increase Date, this Note shall be prepayable or redeemable, in whole or in part, by the Company without premium or penalty upon 60 days advance written notice to the Holder.
4.Extinguishment of Indebtedness. Notwithstanding the other provisions of this Note, if no Event of Default specified in Section 6(e) of this Note occurs on or prior to July __, 2016, the principal amount of this Note and all interest accrued hereon shall be deemed to have been satisfied in full and this Note shall be null and void and of no further force and effect. In such event, upon request of the Company, the Holder of this Note shall surrender this Note to the Company for cancellation.
5.Covenants.
(a)So long as any amount due under this Note is outstanding and until indefeasible payment in full of all amounts payable by the Company hereunder:
(i)The Company shall and shall cause each of its Subsidiaries to (A) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducting, (B) do all things necessary to remain duly organized, validly existing, and in good standing as a domestic corporation under the laws of its state of incorporation and (C) maintain all requisite authority to conduct its business in those jurisdictions in which its business is conducted.
(ii)The Company shall promptly notify the Holder in writing of (A) any change in the business or the operations the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect, and (B) any information which indicates that any financial statements which are the subject of any representation contained in the Transaction Documents, or which are furnished to the Holder pursuant to the Transaction Documents, fail, in any material respect, to present fairly, as of the date thereof and for the period covered thereby, the financial condition and results of operations purported to be presented therein, disclosing the nature thereof.
(iii)The Company shall promptly notify the Holder of the occurrence of any Event of Default or any event which, with the giving of notice, the lapse of time or both would constitute an Event of Default, which notice shall include a written statement as to such occurrence, specifying the nature thereof and the action (if any) which is proposed to be taken with respect thereto.
(iv)The Company shall promptly notify the Holder of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency against the Company or any Subsidiary or to which the Company or any Subsidiary may be subject which alleges damages in excess of One Hundred Thousand United States Dollars ($100,000).
(v)The Company shall promptly notify the Holder of any default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Company or any Subsidiary is a party which default could reasonably be expected to have a Material Adverse Effect.
(vi)The Company shall and shall cause each Subisidiary to promptly take any and all actions necessary to execute any definitive documentation (which documentation shall include customary representations, warranties, covenants, conditions and agreements, and any UCC financing statements) reasonably requested by the Holder, for obtaining the benefits of the Security Agreement, subject to the terms and conditions stated therein.
(vii)The Company shall deliver to the Holder, within thirty (30) days after the end of each fiscal quarter, a certificate signed by either the Chief Executive Officer or the Chief Financial Officer of the Company (which shall include an updated perfection certification) as to such officer’s knowledge, of the Company’s compliance with all conditions and covenants under the Transaction Documents (without regard to any period of grace or requirement of notice provided hereunder) and in the event any Event of Default or any event which, with the giving of notice, the lapse of time or both would constitute an Event of Default exists, such officer shall specify the nature thereof.
(viii)The Company shall and shall cause each Subsidiary to pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.
(ix)The Company shall and shall cause each Subsidiary to all times maintain with financially sound and reputable insurance companies insurance covering its assets and its businesses in such amounts and covering such risks (including, without limitation, hazard, business interruption and public liability) as is consistent with sound business practice and as may be obtained at commercially reasonable rates. The insurance policies will comply with the provisions of Section 11 of the Security Agreement.
(x)The Company shall and shall cause each Subsidiary to comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.
(xi)The Company shall and shall cause each Subsidiary to use commercially reasonable efforts to do all things necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition and use commercially reasonable efforts to make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted.
(xii)The Company shall deliver to the Holder as soon as reasonably practicable but in any event within three (3) Business Days, upon receipt or delivery, copies of any and all material notices and other material communications from and to any federal or state regulatory body with jurisdiction over the products, business and/or processes of the Company or any Subsidiary (i) with respect to products or practices and (ii) with respect to any Intellectual Property with counsel to the Company or any Subsidiary (including any non-infringement opinions of counsel or advisors to the Company or any Subsidiary or any other Person), the United States Patent & Trademark Office and any other Person. The Company shall and shall cause each Subsidiary to as soon as reasonably practicable, notify the Holder of any infringement or threatened infringement of its Intellectual Property may at any time come to its notice.
(xiii)At its own expense, the Company shall and shall cause each Subsidiary to make, execute, endorse, acknowledge file and/or deliver any documents and take all actions necessary or required to maintain its ownership rights in its Intellectual Property, including, without limitation, (i) any action reasonably required to protect the Intellectual Property in connection with any infringement, suspected infringement, passing off, act of unfair competition or other unlawful interference with the rights of the Company or any Subsidiary in and to such Intellectual Property, and (ii) any registrations with the United States Patent & Trademark Office and any corresponding foreign patent and/or trademark office required for the Company or any Subsidiary to carry on its business as presently conducted and as presently proposed to be conducted. Except for non-exclusive licenses granted in the ordinary course of business, the Company shall not and shall cause each Subsidiary not to transfer, assign or otherwise convey the Intellectual Property, any registrations or applications thereof and all goodwill associated therewith, to any person or entity.
(xiv)Promptly after the occurrence thereof, the Company shall and shall cause each Subsidiary to inform the Holder of the following material developments: (i) entering into material agreements outside the ordinary course of business consistent with past practice, (ii) any issuance of debt securities by the Company or any Subsidiary, (iii) the incurrence of any Indebtedness by the Company or any Subsidiary, (iv) a change in the number of directors comprising the Board, (v) a sale, lease or transfer of any material portion of the assets of the Company or any Subisdiary and (vi) any change in ownership of any Subsidiary (specifying the details of any such change, including the identity and ownership amount of any new owner).
(b)So long as any amount due under this Note is outstanding and until indefeasible payment in full of all amounts payable by the Company hereunder:
(i)    The Company shall not and shall cause each Subsidiary not to create, incur, guarantee, issue, assume or in any manner become liable in respect of any Indebtedness, other than Permitted Indebtedness.
(ii)    The Company shall not and shall cause each Subsidiary not to create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired other than (i) Liens created pursuant to the Security Documents and (ii) Permitted Liens. The Company shall not, and shall cause each Subsidiary not to, be bound by any agreement which limits the ability of the Company or any Subsidiary to grant Liens, except for any such limitations in agreements evidencing Permitted Liens.
(iii)    The Company shall not and shall cause each Subsidiary not to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates other than a wholly owned Subsidiary, except for consulting, employment or separation arrangements with officers or directors approved by the Board.
(iv)    The Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, declare or pay any dividends on account of any shares of any class or series of its capital stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of its capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or pay any interest, premium if any, or principal of any Indebtedness or redeem, retire, defease, repurchase or otherwise acquire any Indebtedness (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other payment in respect thereof or agree to do any of the foregoing (each of the foregoing is herein called a “Restricted Payment”); provided, that (i) the Company may make payments of interest, premium if any, and principal of the Notes in accordance with the terms hereof, (ii) provided that no Event of Default or event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing, the Company and its Subsidiaries may make regularly scheduled payments of interest and principal of any Permitted Indebtedness, (iii) any Subsidiary directly or indirectly wholly owned by the Company may pay dividends on its capital stock and (iv) the Company may repurchase capital stock from a former employee in connection with the termination or other departure of such employee, strictly in accordance with the terms of any agreement entered into with such employee and in effect on the Closing Date (as defined in the Purchase Agreement), provided that (A) such repurchase is approved by a majority of the Board, (B) payments permitted under this clause (iv) shall not exceed $1,000,000 in the aggregate, and (C) no such payment may be made if an Event of Default or an event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing or would result from such payment.
(v)    The Company shall not and shall cause each Subsidiary not to, directly or indirectly, engage in any business other than the business in which it is engaged as of the date hereof.
(vi)    The Company shall not and shall cause each Subsidiary not to make or own any Investment in any Person, including without limitation any joint venture, other than (A) Permitted Investments, (B) operating deposit accounts with banks, (C) Hedging Agreements entered into in the ordinary course of the Company’s financial planning and not for speculative purposes and (D) investments by the Company in the capital stock of any wholly owned Subsidiary.
(vii)    The Company shall not and shall cause each Subsidiary not to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Company or any Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person, or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Company or any Subsidiary to any Person in connection with such lease.
(viii)    The Company shall not and shall cause each Subsidiary not to settle, or agree to indemnify or defend third parties against, any material lawsuit, except as may be required by judicial or regulatory order or by agreements entered into prior to the date hereof on a basis consistent with past practice. A material lawsuit shall be any lawsuit in which the amount in controversy exceeds $100,000.
(ix)    The Company shall not and shall cause each Subsidiary not to amend its bylaws, certificate of incorporation or other charter document in a manner adverse to the Holder.
6.Event of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder:
(a)    the failure of the Company to make any payment of principal or interest on this Note when due, whether at the Stated Maturity, upon acceleration or otherwise;
(b)    the failure of the Company to make any payment of any other amounts due under this Note or the other Transaction Documents (as defined under the Purchase Agreements) when due, whether at maturity, upon acceleration or otherwise, and such failure continues for more than five (5) days;
(c)    the Company and/or its Subsidiaries fail to make a required payment or payments on Indebtedness of One Hundred Thousand United States Dollars ($100,000) or more in aggregate principal amount and such failure continues for more than ten (10) days;
(d)    there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Company or its Subsidiaries of One Hundred Thousand United States Dollars ($100,000) or more in aggregate principal amount (which acceleration is not rescinded, annulled or otherwise cured within ten (10) days of receipt by the Company or a Subsidiary of notice of such acceleration);
(e)    the Company or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any Subsidiary as bankrupt or insolvent; or any order for relief with respect to the Company or any Subsidiary is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Company or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or any Subsidiary or of any substantial part of the assets of the Company or any Subsidiary, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any Subsidiary and either (i) the Company or any Subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;
(f)    a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Company and its Subsidiaries, exceeds One Hundred Thousand United States Dollars ($100,000) shall be rendered against the Company or a Subsidiary and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged; provided, however, that a judgment that provides for the payment of royalties subsequent to the date of the judgment shall be deemed to be discharged so long as the Company or the Subsidiary affected thereby is in compliance with the terms of such judgment;
(g)    the Company is in breach of the requirements of Section 5(b) hereof;
(h)    if any representation or statement of fact made in any Transaction Document or furnished to the Holder at any time by or on behalf of the Company, taken as a whole with all such other representations or statements of fact, proves to have been false in any material respect when made or furnished;
(i)    any Liens created by the Security Documents shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Holders, free and clear of all other Liens (other than Permitted Liens), or any of the security interests granted pursuant to the Security Documents shall be determined to be void, voidable, invalid or unperfected, are subordinated or are ineffective to provide the Holder with a perfected, first priority security interest in the collateral covered by the Security Documents, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof or any other Transaction Documents shall be contested by the Company; or
(j)    if the Company fails to observe or perform in any material respect any of its covenants contained in the Transaction Documents (other than any failure which is covered by Section 6(a), (b) or (g)), and such failure continues for thirty (30) days after receipt by the Company of notice thereof.
Upon the occurrence of any such Event of Default all unpaid principal and accrued interest under this Note shall become immediately due and payable (A) upon election of the Holder, with respect to (a) through (d) and (f) through (j), and (B) automatically, with respect to (e). Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under the other Transaction Documents. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys' fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder's rights and remedies hereunder and under the other Transaction Documents.

7.No Waiver. No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.
8.Amendments in Writing. Any term of this Note may be amended or waived upon the written consent of the Company and the holders of Company Notes representing at least 50% of the principal amount of Company Notes then outstanding (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all outstanding Company Notes; and (y) without the consent of the Holder hereof, no amendment or waiver shall (i) change the Stated Maturity Date of this Note, (ii) reduce the principal amount of this Note or the interest rate due hereon, or (iii) change the place of payment of this Note. No such waiver or consent on any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.
9.Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.
10.Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THE COMPANY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
11.Secured Obligation. This Note is one of the Notes referred to in the Security Agreement and is secured by the collateral described therein. The Security Agreement grants the Holder certain rights with respect to such collateral upon an Event of Default.
12.Governing Law; Consent to Jurisdiction. This Note shall be governed by and construed under the law of the State of New York, without giving effect to the conflicts of law principles thereof. The Company and, by accepting this Note, the Holder, each irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company and, by accepting this Note, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Note, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
13.Costs. If action is instituted to collect on this Note, the Company promises to pay all costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.
14.Notices. All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth in the Purchase Agreement or at such other address as may be specified by such party from time to time in accordance with the Purchase Agreements.
15.Successors and Assigns. This Note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder; provided, however, that the Holder may not assign this Note independent of the Holder’s Convertible Note.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this 8% Senior Secured Promissory Note to be signed in its name effective as of the date first above written.

RAINMAKER SYSTEMS, INC.

By:___________________________
Name:
Title:

EXHIBIT C

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PURSUANT TO THE TERMS OF SECTION 1 OF THIS WARRANT, ALL OR A PORTION OF THIS WARRANT MAY HAVE BEEN EXERCISED, AND THEREFORE THE ACTUAL NUMBER OF WARRANT SHARES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.

RAINMAKER SYSTEMS, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:
Number of Shares of Common Stock:_____________
Date of Issuance: July 15, 2014 (“Issuance Date”)

Rainmaker Systems, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [INVESTOR NAME], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Share Increase Date (as defined in the Purchase Agreement referred to below) (the “Exercisability Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), [______________ (_____________)] fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is the Warrant to purchase Common Stock (this “Warrant”) issued pursuant to (i) the Purchase Agreement (the “Purchase Agreement”), dated as of July ●, 2014 (the “Subscription Date”), by and among the Company and the initial Holder of this Warrant. This Warrant is one of a series of warrants containing substantially identical terms and conditions issued pursuant to Offering referred to in the Purchase Agreement (collectively, the “Warrants”).
1.EXERCISE OF WARRANT.
(a)    Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) if both (A) the Holder is not electing a Cashless Exercise (as defined below) pursuant to Section 1(d) of this Warrant and (B) a registration statement registering the issuance of the Warrant Shares under the Securities Act of 1933, as amended (the “Securities Act”), is effective and available for the issuance of the Warrant Shares, or an exemption from registration under the Securities Act is available for the issuance of the Warrant Shares, payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”) (the items under (i) and (ii) above, the “Exercise Delivery Documents”). The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder; provided, however, that in the event that this Warrant is exercised in full or for the remaining unexercised portion hereof, the Holder shall deliver this Warrant to the Company for cancellation within a reasonable time after such exercise. On or before the first Trading Day following the date on which the Company has received the Exercise Delivery Documents (the date upon which the Company has received all of the Exercise Delivery Documents, the “Exercise Date”), the Company shall transmit by facsimile or e-mail transmission an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent for the Common Stock (the “Transfer Agent”). The Company shall deliver any objection to the Exercise Delivery Documents on or before the second Trading Day following the date on which the Company has received all of the Exercise Delivery Documents. On or before the second Trading Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall, (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (the “FAST Program”) and so long as the certificates therefor are not required to bear a legend regarding restriction on transferability, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y), if the Transfer Agent is not participating in the FAST Program or if the certificates are required to bear a legend regarding restriction on transferability, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Trading Days after any such submission and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant has been and/or is exercised. The Company shall pay any and all taxes and other expenses of the Company (including overnight delivery charges) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
(b)    Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.08, subject to adjustment as provided herein.
(c)    Company’s Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder within three (3) Business Days of the Exercise Date a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, and if on or after such Trading Day the Holder purchases, or another Person purchases on the Holder’s behalf or for the Holder’s account (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s written request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.
(d)    Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) - (A x C)
B
For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised.
B= the arithmetic average of the Closing Sale Prices of the shares of Common Stock for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)    Rule 144. For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the date hereof, assuming the Holder is not an affiliate of the Company, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.
(f)    Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.
(g)    Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.
2.ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:
(a)    Adjustment upon Issuance of shares of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities (as defined below) (the “Additional Shares”) for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold.
For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.
(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.
(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.
(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
(b)    Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.
(c)    Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(d)    Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights or phantom stock rights), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(d) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.
3.RIGHTS UPON DISTRIBUTION OF ASSETS.
(a)    If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Weighted Average Price determined as of the record date mentioned above, and of which the numerator shall be such Weighted Average Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
4.PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.
(a)    Purchase Rights.    In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
(b)    Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing (unless the Company is the Successor Entity) all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of the Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and reasonably satisfactory to the Required Holders. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of the publicly traded common stock or common shares (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Corporate Event but prior to the Expiration Date, in lieu of shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Corporate Event, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Corporate Event had this Warrant been exercised immediately prior to such Corporate Event. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 4(b) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.
(c)    Black Scholes Value. Notwithstanding the foregoing and the provisions of Section 4(b) above, if the Successor Entity refuses to assume this Warrant in connection with a Fundamental Transaction, then notwithstanding any other provision of this Warrant to the contrary, (i) Holder may elect to promptly exercise this Warrant in the manner specified in this Warrant with such exercise effective immediately prior to closing of the Fundamental Transaction, or (ii) unless such Fundamental Transaction is an Excluded Acquisition, Holder shall have the option, prior to or up to ten (10) days following the closing of the Fundamental Transaction, to elect to put this Warrant to the Company or the Successor Entity (as the case may be) for a cash price equal to the Black Scholes Value. As used herein, an “Excluded Acquisition” means a Fundamental Transaction where the consideration that the holders of the Company’s Common Stock are entitled to receive on account of the such Common Stock consists entirely of cash and/or shares of common stock that are publicly traded on a national exchange.
(d)    Applicability to Successive Transactions. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.
5.NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith comply with all the provisions of this Warrant and take all actions consistent with effectuating the purposes of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) subject to the Share Increase, shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) from and after the Share Increase Date shall, so long as this Warrant is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, 100% of the number of shares of Common Stock issuable upon exercise of this Warrant then outstanding (without regard to any limitations on exercise).
6.WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
7.REISSUANCE OF WARRANTS.
(a)    Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company and deliver the completed and executed Assignment Form, in the form attached hereto as Exhibit B, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.
(b)    Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.
(c)    Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.
(d)    Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.
8.NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9.4 of the Purchase Agreement.
9.AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any such amendment shall apply to all Warrants and be binding upon all registered holders of such Warrants.
10.GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
11.CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.
12.DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder, which approval shall not be unreasonably withheld, or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. The prevailing party in any dispute resolved pursuant to this Section 12 shall be entitled to the full amount of all reasonable expenses, including all costs and fees paid or incurred in good faith, in relation to the resolution of such dispute. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
13.REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.
14.TRANSFER. Subject to applicable laws, this Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company
15.CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:
(a)    “Approved Stock Plan” means any employee benefit plan or other issuance, employment agreement or option grant or similar agreement which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, consultant, officer or director for services provided to the Company.
(b)    “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the earlier to occur of (x) the public disclosure of the applicable Fundamental Transaction or (y) the consummation of the applicable Fundamental Transaction and ending on the Trading Day of the consummation of the Fundamental Transaction and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Fundamental Transaction and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public disclosure of the applicable Fundamental Transaction.
(c)    “Bloomberg” means Bloomberg Financial Markets.
(d)    “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
(e)    “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported on the OTC Pink marketplace operated by OTC Markets Group Inc. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
(f)    “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.
(g)     “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.
(h)    “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The NYSE MKT, The NASDAQ Global Market or The NASDAQ Global Select Market.
(i)    “Expiration Date” means the tenth anniversary of the Exercisability Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded (a “Holiday”), the next date that is not a Holiday.
(j)    “Excluded Securities” means: (i) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an Approved Stock Plan, (ii) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities that were issued and outstanding on the date immediately preceding the Subscription Date, provided such securities are not amended after the Subscription Date to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (iii) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, (iv) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant), and (v) capital stock, Options or Convertible Securities issued as consideration for an acquisition or strategic transaction approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not, for the purposes of this clause (v), include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.
(k)    “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person (but excluding a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.
(l)     “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
(m)    “Option Value” means the value of an Option based on the Black and Scholes Option Pricing model obtained from the “OV” function on Bloomberg determined as of the day prior to the public announcement of the applicable Option for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of (a) 100% and (b) the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the issuance of the applicable Option, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price of the Common Stock during the period beginning on the day prior to the execution of definitive documentation relating to the issuance of the applicable Option and the public announcement of such issuance and (iv) a 360 day annualization factor.
(n)    “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
(o)    “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(p)    “Principal Market” means The OTCQX Market.
(q)    “Required Holders” means, as of any date, the holders of at least a majority of the Warrants outstanding as of such date.
(r)    “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.
(s)    “Trading Day” means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).
(t)    “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported on the OTC Pink marketplace operated by OTC Markets Group Inc. If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

RAINMAKER SYSTEMS, INC.

By: ____________________
Name:
Title:

EXHIBIT A

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

RAINMAKER SYSTEMS, INC.
The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Rainmaker Systems, Inc., a [Delaware] corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________    a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________    a “Cashless Exercise” with respect to _______________ Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant and, after delivery of such Warrant Shares, _____________ Warrant Shares remain subject to the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT FORM
RAINMAKER SYSTEMS, INC.
(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated: _______________ __, ______
Holder’s Signature:
Holder’s Address:
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT D

PLEDGE AND SECURITY AGREEMENT
PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of July 15, 2014, is by and among Rainmaker Systems, Inc., a Delaware corporation (the “Borrower”), and such other parties as may become Grantors hereunder on or after the date hereof (together with the Borrower, the “Grantors” and, individually, a “Grantor”) and Paul van Riel, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Investors named as such in one or more Purchase Agreements (collectively, the “Purchase Agreement”), by and between the Borrower and such Investors (collectively, the “Purchasers”).
WHEREAS, pursuant to the terms of the Purchase Agreements, the Purchasers are acquiring from the Borrower, (i) up to $3,500,000 in an aggregate principal amount of the Borrower’s 8% Senior Secured Convertible Notes and (ii) up to $1,750,000 in an aggregate principal amount of the Borrower’s 8% Promissory Notes (collectively, the “Notes”); and

WHEREAS, the Grantors wish to grant security interests in favor of the Collateral Agent for the benefit of the Purchasers as herein provided to secure the obligations of the Borrower under the Notes;
NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Purchase Agreement or the Notes. As used herein the term “Obligations” shall mean all principal, interest (including interest accrued after the filing of a bankruptcy or similar petition whether or not a claim therefor is enforceable), fees, expenses and indemnities payable from time to time by the Grantors under the Notes and the other Transaction Documents, including reimbursements under Section 11. The term “State,” as used herein, means the State of New York. The term “Transaction Documents,” as used herein, means the “Transaction Documents” as defined in the Purchase Agreement, other than the Warrants. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.
2.     Grant of Security Interest. Each Grantor hereby grants to the Collateral Agent for the benefit of the Purchasers, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges to the Collateral Agent for the benefit of the Purchasers the following properties, assets and rights of such Grantor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):
(i)    goods (including inventory, equipment and any accessions thereto),
(ii)    instruments (including promissory notes),
(iii)    documents,
(iv)    accounts,
(v)    chattel paper (whether tangible or electronic),
(vi)    deposit accounts,
(vii)    letter-of-credit rights (whether or not the letter of credit is evidenced by a writing),
(viii)    commercial tort claims,
(ix)    securities and all other investment property (“Investment Property”),
(x)    supporting obligations,
(xi)    contract rights or rights to the payment of money, insurance claims and proceeds,
(xii)    general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantors possess, use or have authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantors, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics; and
(xiii)    all now existing and hereafter acquired or arising (A) capital stock, equity securities or interests or other Investment Property (including the capital stock described on Schedule A hereto), (B) all cash dividends and cash distributions with respect to the foregoing (“Dividends”), (C) all non-cash dividends paid on capital securities, liquidating dividends paid on capital securities, shares of capital securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any capital securities constituting Collateral (excluding Dividends, “Distributions”), and (D) all certificates, agreements (including stockholders agreements, partnership agreements, operating agreements and limited liability company agreements), books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing.
The Collateral Agent acknowledges that the attachment of the security interest in any commercial tort claim as original collateral is subject to the Grantor’s compliance with §4.7.
Notwithstanding the foregoing, Collateral shall not include any of the following (collectively, the “Excluded Collateral”) (1) vehicles subject to a certificate of title statute, and (2) rights under licenses, permits and contracts in which a security interest may not be granted except to the extent that such prohibition is not enforceable under the applicable Uniform Commercial Code, provided, that the Grantors shall not permit any such prohibitions in any contracts, licenses and permits entered into after the date hereof except in the ordinary course consistent with past practice.

3.     Authorization to File Financing Statements. The Grantors hereby irrevocably authorize the Collateral Agent at any time and from time to time to file in any applicable Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto against each Grantor that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Grantors agree to furnish any such information to the Collateral Agent promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
4.     Other Actions. Further to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Collateral, the Grantors agree, in each case at the Grantor’s own expense, to take the following actions with respect to the following Collateral:
4.1.        Promissory Notes and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any promissory notes or tangible chattel paper, such Grantor shall forthwith endorse, pledge and deliver the same to the Collateral Agent , accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.
4.2.        Deposit Accounts. For each deposit account (each, a “Deposit Account”) that any Grantor at any time opens or maintains at any depository bank (each, a “Depository Bank”), the Grantor shall, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent (each, a “Deposit Account Control Agreement”), upon the occurrence and during the continuance of an Event of Default either (a) cause the Depositary Bank to agree to comply at any time with instructions from the Collateral Agent to such Depositary Bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of the Grantor, or (b) arrange for the Collateral Agent to become the customers of the Depositary Bank with respect to the Deposit Account, with the Grantors being permitted, only with the consent of the Collateral Agent , to exercise rights to withdraw funds from such Deposit Account. The Collateral Agent agree with the Grantors that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to (i) any Deposit Account for which the Grantors, the Depositary Bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among any Grantor, the Depositary Bank and the Collateral Agent for the specific purpose set forth therein (ii) Deposit Accounts for which any Purchaser is the depositary, and (iii) items on deposit in any Deposit Account constituting sales tax remittances.
4.3.        Investment Property. If any Grantor shall at any time hold or acquire any certificated securities, the Grantor shall forthwith endorse, pledge and deliver the same to the Collateral Agent , accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to the Grantor or its nominee directly by the issuer thereof, the Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent , either (a) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of the Grantor or such nominee, or (b) arrange for the Collateral Agent to become the registered owners of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by the Grantor or its nominee through a securities intermediary or commodity intermediary, the Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent , either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of the Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent , to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.
4.4.        Collateral in the Possession of a Bailee. If any goods are at any time in the possession of a bailee, the Grantors shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the Grantor. The Collateral Agent agrees with the Grantors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to the bailee.
4.5.        Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent , shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control, under §9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with the Grantors that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantors to make alterations to the electronic chattel paper or transferable record permitted under UCC §9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to such electronic chattel paper or transferable record.
4.6.        Letter-of-credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Grantor, the Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent , the Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent , either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiaries of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Note.
4.7.        Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Collateral Agent in a writing signed by the Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.
5.     Other Actions as to any and all Collateral. The Grantors further agree to take any other action reasonably requested by the Collateral Agent to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that any Grantor’s signature thereon is required therefor, (b) causing the Collateral Agent’s names to be noted as secured parties on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent’ security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from landlords in form and substance satisfactory to the Collateral Agent , (f) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction, (g) delivery to the Collateral Agent of stock certificates (and stock powers duly executed in blank in favor of the Collateral Agent ) covering all of the capital stock described on Schedule A, and (h) if the Maturity Date is extended, at the time of such extension entering into with the Collateral Agent and a service company reasonably acceptable to the Collateral Agent and Grantors, a contract requiring (i) the service company to file continuation statements and (ii) the Grantors to pay the cost of all filings and creation of continuation and termination statements.
6.     Relation to Other Security Documents. The provisions of this Agreement supplement the provisions of the other Transaction Documents. Nothing contained in any such Transaction Document shall derogate from any of the rights or remedies of the Collateral Agent hereunder. The provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.
6.1.        Copyright Security Agreements. If required by the Collateral Agent , concurrently herewith each Grantor is also executing and delivering to the Collateral Agent the Copyright Security Agreement (attached hereto as Exhibit I) pursuant to which the Grantor is granting to the Collateral Agent for the benefit of the Purchasers security interests in certain Collateral consisting of copyrights, and copyright registrations. The provisions of the Copyright Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreement shall derogate from any of the rights or remedies of the Collateral Agent hereunder. Neither the delivery of, nor anything contained in, the Copyright Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.
6.2.        Trademark Security Agreements. If required by the Collateral Agent, concurrently herewith each Grantor is also executing and delivering to the Collateral Agent the Trademark Security Agreement (attached hereto as Exhibit II) pursuant to which the Grantor is granting to the Purchasers security interests in certain Collateral consisting of trademarks, and trademark registrations. The provisions of the Trademark Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Security Agreement shall derogate from any of the rights or remedies of the Collateral Agent hereunder. Neither the delivery of, nor anything contained in, the Trademark Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.
6.3.        Patent Security Agreements. If required by the Collateral Agent, concurrently herewith each Grantor is also executing and delivering to the Collateral Agent the Patent Security Agreement (attached hereto as Exhibit III) pursuant to which the Grantor is granting to the Purchasers security interests in certain Collateral consisting of patents, and patent registrations. The provisions of the Patent Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Patent Security Agreement shall derogate from any of the rights or remedies of the Collateral Agent hereunder. Neither the delivery of, nor anything contained in, the Patent Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.
7.     Representations and Warranties Concerning Grantor’s Legal Status. Each Grantor has concurrently herewith delivered to the Collateral Agent a certificate signed by each Grantor and entitled “Perfection Certificate” (the “Perfection Certificate”). Each Grantor represents and warrants to the Purchasers as follows: (a) the Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Grantor’s organizational identification number or accurately states that the Grantor has none, (d) the Perfection Certificate accurately sets forth the Grantor’s place of business or, if more than one, its chief executive office as well as the Grantor’s mailing address if different and (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete in all material respects.
8.     Covenants Concerning Grantor’s Legal Status. Each Grantor covenants with the Collateral Agent as follows: (a) without providing at least 30 days prior written notice to the Collateral Agent , the Grantor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Grantor does not have an organizational identification number and later obtains one, the Grantor shall forthwith notify the Collateral Agent of such organizational identification number, and (c) the Grantor will not change its type of organization, jurisdiction of organization or other legal structure.
9.     Representations and Warranties Concerning Collateral. Each Grantor further represents and warrants to the Purchasers as follows: (a) the Grantor is the owner of or has other rights in or power to transfer the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Grantor holds no commercial tort claim except as indicated on Schedule B hereto as modified from time to time, (e) the Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.
10.     Covenants Concerning Collateral Etc. Each Grantor further covenants with the Collateral Agent as follows: (a) the Collateral, to the extent not delivered to the Collateral Agent pursuant to §4, will be kept at those locations listed on the Perfection Certificate and the Grantor will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Collateral Agent , (b) except for the security interest herein granted and Permitted Liens, the Grantor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Collateral Agent , (c) the Grantor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Collateral Agent except for Permitted Liens, (d) the Grantor will not use the Collateral in violation of any policy of insurance thereon, (e) the Grantor will permit the Collateral Agent , or its designee, to inspect the Collateral, wherever located, at any reasonable time during business hours upon prior notice of at least three Business Days (unless a Default or an Event of Default has occurred and is continuing, in which event no prior notice shall be required), (f) the Grantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement other than any taxes contested in good faith and for which appropriate reserves have been established by the Grantor, (g) the Grantor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Grantor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for as permitted by the Notes.
11.     Insurance.
11.1.        Maintenance of Insurance. Each Grantor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas; provided, however, that the Borrower shall at all times maintain with financially sound and reputable insurers such insurance in amounts not less than the insurance maintained by the Borrower as of the date hereof. Such insurance shall be in such minimum amounts that the Grantor will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Collateral Agent. In addition, all such insurance shall be payable to the Collateral Agent, as lender loss payees and the Collateral Agent shall be named as an additional insured on all such insurance policies. Without limiting the foregoing, the Grantors will (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Grantors; business interruption insurance; and product liability insurance.
11.2.        Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $150,000, be disbursed to the Grantor for direct application by the Grantor solely to the repair or replacement of the Grantor’s property so damaged or destroyed and (ii) in all other circumstances, be held by the Collateral Agent as cash collateral for the Obligations and (except to the extent disbursed pursuant to the next sentence) may be applied to the Obligations. The Collateral Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Collateral Agent may reasonably prescribe, for direct application by the Grantor solely to the repair or replacement of the Grantor’s property so damaged or destroyed, or the Collateral Agent may apply all or any part of such proceeds to the Obligations.
11.3.        Notice of Cancellation etc. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Collateral Agent, unless a shorter period is mandated under applicable law. In the event of failure by any Grantor to provide and maintain insurance as herein provided, the Collateral Agent may, at its sole option, provide such insurance and charge the amount thereof to the Grantor. Each Grantor shall furnish the Collateral Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.
12.     Collateral Protection Expenses; Preservation of Collateral.
12.1.        Expenses Incurred by Collateral Agent. In its discretion, the Collateral Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if any Grantor fails to do so, insurance premiums. Each Grantor agrees to reimburse the Collateral Agent on demand for any and all expenditures so made. The Collateral Agent shall have no obligation to the Grantors to make any such expenditures, nor shall the making thereof relieve the Grantor of any default. Any expenses incurred under this Section 12 shall constitute Obligations.
12.2.        Collateral Agent’s and Purchasers’ Obligations and Duties. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Grantor thereunder. The Collateral Agent, Purchasers and their respective affiliates shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Purchaser of any payment relating to any of the Collateral, nor shall the Collateral Agent, Purchasers or any of their affiliates be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent may be entitled at any time or times. The Collateral Agent’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own accounts.
13.     Securities and Deposits. The Collateral Agent may at any time following and during the continuance of an Event of Default, at its option, transfer to themselves or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Collateral Agent may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Collateral Agent or the Purchasers to the Grantors may at any time be applied to or set off against any of the Obligations then due and owing.
14.     Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Grantors shall, at the request of the Collateral Agent , notify account debtors and other persons obligated on any of the Collateral of the security interest of the Collateral Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Collateral Agent or to any financial institution designated by the Collateral Agent as its agent therefor, and the Collateral Agent may themselves, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Grantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Grantors shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Grantor as trustee for the Collateral Agent without commingling the same with other funds of the Grantor and shall turn the same over to the Collateral Agent in the identical form received, together with any necessary endorsements or assignments. The Collateral Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Collateral Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.
15.     Investment Property. (15) The Grantors, at their cost and expense (including the cost and expense of any of the following referenced consents, approvals etc.) will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may request during the continuance of an Event of Default in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other official body or other Person necessary or appropriate for the effective exercise of any rights hereunder or under the other Transaction Documents. Without limiting the generality of the foregoing, the Grantors agree that in the event the Collateral Agent shall exercise its rights hereunder or pursuant to the other Transaction Documents during the continuance of an Event of Default, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, the Grantors shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents that the Collateral Agent request to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Collateral Agent and any other Persons in making any application for the prior consent or approval of any official body or any other Person to the exercise by the Collateral Agent of any such rights relating to all or any of the Collateral.
(ii)    The Grantors agree promptly upon the occurrence and continuance of an Event of Default and without any request therefor by the Collateral Agent , so long as such Event of Default shall continue, (i) to deliver (properly endorsed where required hereby or requested by Collateral Agent ) to the Collateral Agent all Dividends and Distributions with respect to Investment Property and all proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by Collateral Agent as additional Collateral; and (ii) with respect to Collateral consisting of general partner interests or limited liability company interests, to make modifications to all necessary documents to admit the Collateral Agent and the Purchasers as general partners or members, respectively.
(iii)    Except when an Event of Default has occurred and is continuing, the Grantors may continue to vote all Investment Property included in the Collateral except in a manner which is inconsistent or in violation of the Transaction Documents. The Grantors agree promptly upon the occurrence and during the continuance of an Event of Default, (i) that Collateral Agent may exercise (to the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any Collateral constituting Investment Property of the Grantor and the Grantor hereby grants Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and (ii) that it shall promptly deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.
(iv)    All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by any Grantor but which the Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by the Grantor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agree that unless an Event of Default shall have occurred and be continuing, the Grantors will have the exclusive voting power with respect to any Investment Property constituting the Grantor’s Collateral and the Collateral Agent will, upon the written request of any Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are necessary to allow the Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would violate any provision of any Transaction Document.
The Grantors hereby acknowledge that the sale by Collateral Agent of any Investment Property pursuant to the terms hereof in compliance with the Securities Act, as well as applicable “Blue Sky” or other state securities laws may require strict limitations as to the manner in which Collateral Agent or any subsequent transferee of the Investment Property may dispose thereof. The Grantors acknowledge and agree that, to protect Collateral Agent’s interests, it may be necessary to sell the Investment Property at a price less than the maximum price attainable if a sale were delayed or made in another manner, such as a public offering under the Securities Act. The Grantors do not have an objection to a sale in such manner and the Grantors agree that Collateral Agent do not have an obligation to obtain the maximum possible price for all or any part of the Investment Property. Without limiting the generality of the foregoing, the Grantors agree that Collateral Agent may, pursuant to the terms hereof and subject to applicable law, from time to time attempt to sell all or any part of the Investment Property by a private placement, restricting the bidders and prospective purchasers to those Persons who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Collateral Agent may solicit offers to buy the Investment Property or any part thereof for cash from a limited number of investors deemed by Collateral Agent, in its reasonable judgment, to be institutional investors or other responsible Persons who might be interested in purchasing the Investment Property. If Collateral Agent shall solicit such offers, then acceptance by Collateral Agent of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.
16.     Power of Attorney.
16.1.        Appointment and Powers of Collateral Agent. The Grantors hereby irrevocably constitute and appoint the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantors or in the Collateral Agent’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorney the power and right, on behalf of the Grantors, without notice to or assent by the Grantors, to do the following:
(a)    upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Collateral Agent were the absolute owners thereof for all purposes, and to do at the Grantors’ expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Grantors, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Collateral Agent so elects with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and
(b)    to the extent that the Grantors’ authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without the Grantor’ signature, as the Collateral Agent may deem appropriate and to execute in the Grantor’s name such financing statements and amendments thereto and continuation statements which may require the Grantor’s signature.
16.2.        Ratification by Grantors. To the extent permitted by law, the Grantors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.
16.3.        No Duty on Collateral Agent. The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that they actually do not receive as a result of the exercise of such powers and neither any Purchaser nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for such Purchaser’s own gross negligence or willful misconduct.
17.     Remedies. If an Event of Default shall have occurred and be continuing, the Collateral Agent may, without notice to or demand upon the Grantors, declare this Agreement to be in default, and the Collateral Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a purchaser under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Collateral Agent may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Collateral Agent may in its discretion require the Grantors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Grantors’ principal office(s) or at such other locations as the Collateral Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give to the Grantors at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Grantors hereby acknowledge that ten days prior written notice of such sale or sales shall be reasonable notice. In addition, the Grantors waive any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent’s rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.
18. Standards for Exercising Remedies. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is not commercially unreasonable for the Collateral Agent (a) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (1) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. The Grantors acknowledge that the purpose of this §18 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would not be commercially unreasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this §18. Without limitation upon the foregoing, nothing contained in this §18 shall be construed to grant any rights to the Grantors or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §18. Upon the exercise by the Collateral Agent of its remedies hereunder, any proceeds received by the Collateral Agent in respect of any realization upon any Collateral shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, as follows: (a) First, to all reasonable costs and expenses of every kind incurred in connection herewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including reasonable attorneys’ fees and disbursements, (b) second, to all obligations due and owing to the Purchasers under the Purchase Agreement, the Notes or hereunder on a pro rata basis based on the total amount owed to the Purchasers and (c) then as required by law or court order. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay the obligations due and owing to Collateral Agent and the Purchasers and the fees and other charges of any attorneys employed by the Collateral Agent to collect such deficiency.
19. No Oral Change; Amendments; Security Agreement Supplements for Additional Grantors. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Collateral Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Collateral Agent. Nothing in this Section 19 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Note.
20.     Suretyship Waivers by Grantors. Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Grantors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Collateral Agent may deem advisable. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §11.2. The Grantors further waive any and all other suretyship defenses.
21.     Marshalling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
22.     Proceeds of Dispositions; Expenses. The Grantors shall pay to the Collateral Agent on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Collateral Agent in protecting, preserving or enforcing the Collateral Agent’s rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Collateral Agent may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a) (1) (C) or 9615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Grantors, and the Grantors shall remain liable for any deficiency in the payment of the Obligations.
23.     Overdue Amounts. Until paid, all amounts due and payable by the Grantors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the applicable Note.
24.     Governing Law; Consent to Jurisdiction.
(a)        Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State (other than those conflicts. Without in any way limiting the preceding choice of law, the parties elect to be governed by the law of the State in accordance with, and are relying (at least in part) on, Section 5-1401 of the General Obligations Law of the State, as amended, or any corresponding or succeeding provisions thereof.
(b)        Submission to Jurisdiction. The Grantors hereby submit to the non-exclusive personal jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.
(c)        Waiver of Venue. The Grantors hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Without in any way limiting the preceding consents to personal jurisdiction and venue, the parties agree to submit to the jurisdiction of the courts of the State of New York in accordance with Section 5-1402 of the General Obligations Law of the State, as amended, or any corresponding or succeeding provisions thereof.
(d)        Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in the Purchase Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
25.     Waiver of Jury Trial. THE GRANTORS AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
26.     Miscellaneous; Agreement to be Bound by Provisions of Transaction Documents Applicable to Grantor. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Grantors and their respective successors and assigns, and shall inure to the benefit of the Collateral Agent and its respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Grantors acknowledge receipt of a copy of this Agreement. Each Grantor agrees to be bound by each provision of every other Transaction Document which purports to be applicable to it as if such provision were set forth herein.
27.     Action by Majority of Purchasers. All actions authorized to be taken or to not taken by the Purchasers hereunder (including, without limitation, directing the Collateral Agent to take or not take an action and whether to credit bid in connection with any sale of the Collateral) shall be taken or not taken by the written consent of the holders of a majority in principal amount of the Notes then outstanding. Notwithstanding anything to the contrary contained herein, all payments (whether by distribution, setoff or otherwise) made to and obligations of Purchasers in connection herewith are to be made and paid on a pro rata basis by all Purchasers and any provision related thereto may not be amended or otherwise modified without the consent of the Purchaser affected thereby.
28.    Subsidiaries. Borrower shall cause each existing and future U.S. Subsidiary that has assets of $10,000 or more to complete, execute and deliver to the Collateral Agent, the form of Assumption Agreement attached as Annex 1 and such other documents as the Collateral Agent shall reasonably request, including, without limitation, evidence of good standing of such Affiliate and lien searches, all in form and substance acceptable to the Collateral Agent.

29.    Limited Recourse Guaranty. Each Subsidiary that becomes a Grantor (each a “Subsidiary Grantor”) hereby unconditionally guarantees the payment when due of all Obligations, provided, however, that recourse under this provision is limited to the assets of the Subsidiary Grantor that are, or will be, included as part of the Collateral. This guaranty is irrevocable and will not be affected by any release of any Grantor or surrender, exchange, compromise or release any Collateral, by any failure to perfect any liens, by any irregularity, enforceability or invalidity of any Obligations or any part thereof or any security or guaranty thereof. Each Subsidiary Grantor waives all defenses based on suretyship or on impairment of Collateral. Without notice to, or the consent of, any Subsidiary Grantor, the terms of the Obligations and any related documents may be changed, extended, renewed or compromised.

30.    Grantor’s Obligations Joint and Several . Any and all obligations of any Grantor or all Grantors hereunder shall be joint and several obligations of all Grantors and shall be deemed due and owing by all Grantors on a joint and several basis.

31.    Administrative and Collateral Agency; Actions of Purchasers.

(a)    Each Purchaser hereby designates Paul van Riel (the “Agent”) as its agent hereunder to act on its behalf and to deal with the Grantor and the Collateral in all matters in connection with this Agreement, including, but not limited to, the enforcement of its rights hereunder, notwithstanding anything to the contrary in the Purchase Agreement or in the Notes. The Grantor shall deliver to Agent all items required to be delivered from time to time to Purchasers hereunder. The written consent of the holders of a majority in principal amount of the Notes then outstanding shall be required to authorize the Agent to take any action hereunder. References to the Purchasers hereunder shall be deemed to be references to the Agent, on behalf of and for the benefit of the Purchasers, unless the context otherwise requires.

(b)    Each Grantor hereby agrees to indemnify and hold harmless the Collateral Agent (and any sub-agent thereof), each Purchaser and each of their respective subsidiaries, affiliates, officers, employees, attorneys and agents of any of the foregoing (each such Person being called an "Indemnitee") from any losses, damages, liabilities, claims and related expenses (including the fees and expenses of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees, expenses and time charges for attorneys who are employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Grantor) other than such Indemnitee arising out of, in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any failure of any obligations of any Grantor to be the legal, valid, and binding obligations of the enforceable against such Grantor in accordance with their terms, whether brought by a third party or by such Grantor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or (ii) result from a claim brought by any Grantor against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other related document, if such Grantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c)    To the fullest extent permitted by applicable law, each Grantor hereby agrees not to assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the Purchase Agreement or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby. No Indemnitee shall be liable for any damages arising from the use of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the Purchase Agreement or the transactions contemplated hereby or thereby by unintended recipients.

(d)    Each Grantor agrees to pay or reimburse the Collateral Agent for all its costs and expenses incurred in collecting against such Grantor or otherwise protecting, enforcing or preserving any rights or remedies under this Agreement and any document to which such Grantor is a party, including the fees and other charges of counsel (including the allocated fees and expenses of internal counsel) to the Collateral Agent or the Purchases.

(e)    Without prejudice to the survival of any other agreement of any Grantor under this Agreement or the Purchase Agreement, the agreements and obligations of each Grantor contained in this Section shall survive termination of the Purchase Agreement and payment in full of the obligations and all other amounts payable under this Agreement, the Purchase Agreement and the Notes.

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IN WITNESS WHEREOF, intending to be legally bound, the Grantors and Collateral Agent have caused this Agreement to be duly executed as of the date first above written.
GRANTOR:

RAINMAKER SYSTEMS, INC.

By:

Name:
Title:

Schedule A
Capital Stock
Pledged Stock

Pledgor	Issuer	Shares Pledged	Certificate Number(s)
None.

Exhibit I
Copyright Security Agreement
COPYRIGHT SECURITY AGREEMENT, dated as of _______________, 2014 (this “Agreement”), is by and among the parties identified as “Grantors” on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a “Grantor”, and collectively the “Grantors”) and the Collateral Agent named on the signature pages hereto (in such capacity, the “Collateral Agent”) for the benefit of the Investors named as such in one or more Purchase Agreements (collectively, the “Purchase Agreement”), by and between the Borrower and such Investors (collectively, the “Purchasers”).
Grantor and Collateral Agent hereby agree as follows:
SECTION 1.
Definitions; Interpretation.
(a)    Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.
(b)    Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Collateral” has the meaning set forth in Section 2.
“Copyright Office” means the United States Copyright Office.
“Notes” means (i) up to $3,500,000 in an aggregate principal amount of the Borrower’s 8% Senior Secured Convertible Notes and (ii) up to $1,750,000 in an aggregate principal amount of the Borrower’s 8% Promissory Notes issued by the Borrower to the Purchasers.
“UCC” means the Uniform Commercial Code as in effect in the State of New York.
(c)    Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.
(d)    Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to “proceeds” in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Grantor; (ii) “includes” and “including” are not limiting; (iii) “or” is not exclusive; and (iv) “all” includes “any” and “any” includes “all.” To the extent not inconsistent with the foregoing, the rules of construction and interpretation applicable to the Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.
SECTION 2.
Security Interest.
(a)    Grant of Security Interest. As security for the payment and performance of the Obligations, each Grantor hereby assigns, transfers and conveys to the Collateral Agent for the benefit of the Purchasers, and grants a security interest in and mortgage to the Collateral Agent for the benefit of the Purchasers of, all such Grantor’s right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which such Grantor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the “Collateral”):
(i)    All of such Grantor’s present and future United States registered copyrights and copyright registrations, including such Grantor’s United States registered copyrights and copyright registrations listed in Schedule A to this Agreement, all of such Grantor’s present and future United States applications for copyright registrations, including such Grantor’s United States applications for copyright registrations listed in Schedule B to this Agreement, and all of such Grantor’s present and future copyrights that are not registered in the Copyright Office including, without limitation, derivative works (collectively, the “Copyrights”), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present, and future infringements of the Copyrights, and all manuscripts, documents, writings, tapes, disks, storage media, computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;
(ii)    All of such Grantor’s right title and interest in and to any and all present and future license agreements with respect to the Copyrights;
(iii)    All present and future accounts and other rights to payment arising from, in connection with or relating to the Copyrights; and
(iv)    All cash and non-cash proceeds of any and all of the foregoing.
(b)    Continuing Security Interest. Each Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 11.
SECTION 3.
Supplement to Security Agreement.
This Agreement has been entered into in conjunction with the security interests granted to Collateral Agent for the benefit of the Purchasers under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.
SECTION 4.
Representations and Warranties.
Each Grantor represents and warrants to Collateral Agent that:
(a)    Copyright Registrations. A true and correct list of all of such Grantor’s United States registered copyrights and copyright registrations are set forth in Schedule A.
(b)    Applications for Copyright Registration. A true and correct list of all of such Grantor’s United States applications for copyright registrations is set forth in Schedule B.
SECTION 5.
Further Acts.
On a continuing basis, each Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Collateral Agent to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure such Grantor’s compliance with this Agreement or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the Copyright Office or any applicable state office. Collateral Agent may record this Agreement, an abstract thereof, or any other document describing Collateral Agent’s for the benefit of the Purchasers interest in the Copyrights with the Copyright Office, at the expense of such Grantor. In addition, each Grantor authorizes Collateral Agent to file financing statements describing the Collateral in any UCC filing office deemed appropriate by Collateral Agent. If any Grantor shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, such Grantor shall immediately notify Collateral Agent in a writing signed by such Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.
SECTION 6.
Authorization to Supplement.
Each Grantor shall give the Collateral Agent prompt notice of any additional United States copyright registrations or applications therefor after the date hereof. Each Grantor authorizes the Collateral Agent unilaterally to modify this Agreement by amending Schedule A or B to include any future United States registered copyrights or applications therefor of such Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B shall in any way affect, invalidate or detract from Collateral Agent’s for the benefit of the Purchasers continuing security interest in all Collateral, whether or not listed on Schedule A or B.
SECTION 7.
Binding Effect.
This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, Collateral Agent and their respective successors and assigns. No Grantor may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Notes.
SECTION 8.
Governing Law.
This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.
SECTION 9.
Entire Agreement; Amendment.
No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (i) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Collateral Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Collateral Agent, and (ii) Collateral Agent unilaterally may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof. Nothing in this Section 9 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Notes.
SECTION 10.
Counterparts.
This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.
SECTION 11.
Termination.
Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Collateral Agent (at the Grantors’ expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be necessary to evidence termination of all such security interests given by the Grantors to Collateral Agent hereunder, including cancellation of this Agreement by written notice from Collateral Agent to the Copyright Office.
SECTION 12.
No Inconsistent Requirements.
Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.
SECTION 13.
Severability.
If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.
SECTION 14.
Notices.
All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement.

[Signature Page Follows]
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

GRANTORS:
RAINMAKER SYSTEMS, INC.

By:

Name:
Title:

[NAMES OF SUBSIDIARY GRANTORS]

By:

Name:
Title:

COLLATERAL AGENT:

By:
Name:
Title:

SCHEDULE A
to the Copyright Security Agreement
Grantor: [___________]
Registered Copyrights

Title of Work	Registration Number	Date of Registration

SCHEDULE B
to the Copyright Security Agreement
Grantor: [______________]
Copyright Applications

Title of Work	Application Number

Annex 1 to
Copyright Security Agreement
ASSUMPTION AGREEMENT, dated as of ________________, 201__, made by ______________________________ (the “Additional Grantor”), in favor of the Collateral Agent named on the signature pages to the Copyright Security Agreement (as defined below) (in such capacity, the “Collateral Agent”) for the benefit of the Investors named as such in one or more Purchase Agreements (collectively, the “Purchase Agreement”), by and between Rainmaker Systems, Inc. (the “Borrower”) and such Investors (collectively, the “Purchasers”) in respect of the purchase of (i) up to $3,500,000 in an aggregate principal amount of the Borrower’s 8% Senior Secured Convertible Notes and (ii) up to $1,750,000 in an aggregate principal amount of the Borrower’s 8% Promissory Notes (collectively, the “Notes”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement and the Notes.

W I T N E S S E T H :
WHEREAS, the Grantors have entered into the Copyright Security Agreement dated as of ________________, 2014 (as it may be amended, supplemented or otherwise modified from time to time, the “Copyright Security Agreement”) in favor of the Collateral Agent; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Copyright Security Agreement;
NOW, THEREFORE, IT IS AGREED:
1. Copyright Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9 of the Copyright Security Agreement, hereby becomes a party to the Copyright Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.
2. Representations and Warranties Concerning Grantor’s Legal Status. The Additional Grantor has previously delivered to the Collateral Agent a certificate signed by the Additional Grantor and entitled “Perfection Certificate” (the “Perfection Certificate”). The Additional Grantor represents and warrants to the Collateral Agent as follows: (a) the Additional Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor’s organizational identification number or accurately states that the Additional Grantor has none, (d) the Perfection Certificate accurately sets forth the Additional Grantor’s place of business or, if more than one, its chief executive office as well as the Additional Grantor’s mailing address if different, (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete including but not limited to information pertaining to copyrights and (f) each of the representations and warranties contained in the Transaction Documents relating to it are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
3. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY THEIR ACCEPTANCE HEREOF, THE COLLATERAL AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]
By:________________________
Name:
Title:

Trademark Security Agreement

TRADEMARK SECURITY AGREEMENT, dated as of July 15, 2014 (this “Agreement”), is by and among the parties identified as “Grantors” on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a “Grantor”, and collectively the “Grantors”) and the Collateral Agent named on the signature pages hereto (in such capacity, the “Collateral Agent”) for the benefit of the Investors named as such in one or more Purchase Agreements (collectively, the “Purchase Agreement”), by and between the Borrower and such Investors (collectively, the “Purchasers”).

Grantors and Collateral Agent hereby agree as follows:

SECTION 1.

Definitions; Interpretation.

(a)    Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement and the Notes.
(b)    Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

"Collateral" has the meaning set forth in Section 2.

“Notes” means (i) up to $3,500,000 in an aggregate principal amount of the Borrower’s 8% Senior Secured Convertible Notes and (ii) up to $1,750,000 in an aggregate principal amount of the Borrower’s 8% Promissory Notes issued by the Borrower to the Purchasers.
"Trademark Office" means the United States Patent & Trademark Office.

SECTION 2.

Security Interest

To secure the complete and timely payment and satisfaction of the Obligations, each Grantor hereby grants to Collateral Agent for the benefit of the Purchasers, and hereby reaffirms its prior grant pursuant to the Security Agreement of, a continuing security interest in such Grantor’s entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Collateral”), whether now owned or existing or hereafter created or acquired:

(a)    Each trademark listed on Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof (each a “Trademark”), and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and
(b)    All products and proceeds of the forgoing, including without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark, or (b) injury to the goodwill associated with any Trademark.

SECTION 3

Supplement to Security Agreement

This Agreement has been entered into in conjunction with the security interests granted to Collateral Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

SECTION 4

Representations and Warranties

Each Grantor represents and warrants to Collateral Agent that:

(a)    Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Trademark, free and clear of any liens, charges and encumbrances, including without limitation licenses and covenants by Grantor not to sue third persons, except for Permitted Liens.

(b)    Grantor has no notice of any suits or actions commenced or threatened with reference to any Trademark; and

(c)    Grantor has the unqualified right to execute and deliver this Agreement and perform its terms.

SECTION 5

Further Acts

Grantor agrees that until Grantor's Obligations shall have been satisfied in full, Grantor shall not, without the prior written consent of Collateral Agent, sell or assign its interest in, or grant any license under, any Trademark or enter into any other agreement with respect to any Trademark (except as permitted under the Transaction Documents), and Grantor further agrees that it shall not take any action or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would affect the validity or enforcement of the rights transferred to Collateral Agent under this Agreement.

SECTION 6

Collateral Agent’s Right to Sue

After an Event of Default occurs and while it continues, Collateral Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks and, if Collateral Agent shall commence any such suit, Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Collateral Agent for all reasonable costs and expenses incurred by Collateral Agent in the exercise of its rights under this Section 7.

SECTION 7

Cumulative Remedies; Power of Attorney

Grantor hereby acknowledges and affirms that the rights and remedies with respect to the Trademarks, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Grantor hereby authorizes Collateral Agent upon the occurrence and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of Collateral Agent as Collateral Agent may select, in its sole discretion, as Grantor's true and lawful attorney-in-fact, with power to (a) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Collateral Agent in the use of the Trademarks or (b) take any other actions with respect to the Trademarks as Collateral Agent deem to be in the best interest of Collateral Agent, or (c) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, or (d) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone. Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done after the occurrence and during the continuance of an Event of Default by virtue hereof. This power of attorney shall be irrevocable until Grantor's Obligations shall have been paid in full. Grantor hereby further acknowledges and agrees that the use by Collateral Agent of the Trademarks after the occurrence and during the continuance of an Event of Default shall be worldwide, except as limited by their terms, and without any liability for royalties or related charges from Collateral Agent to Grantor.

SECTION 8

Binding Effect

This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, Collateral Agent and their respective successors and assigns. No Grantor may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Notes.

SECTION 9

Governing Law

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

SECTION 10

Entire Agreement; Amendment

No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (a) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Collateral Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Collateral Agent, and (b) Collateral Agent unilaterally may modify, amend or supplement the Schedules hereto, and such modified, amended or supplemented Schedules shall be deemed to be accurate absent manifest error. Nothing in this Section 10 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Notes.

SECTION 11

Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

SECTION 12.

Termination

Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Collateral Agent (at the Grantors’ expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be necessary to evidence termination of all such security interests given by the Grantors to Collateral Agent hereunder, including cancellation of this Agreement by written notice from Collateral Agent to the Trademark Office.

SECTION 13

No Inconsistent Requirements

Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

SECTION 14

Severability

If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

SECTION 15

Notices

All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

GRANTORS:
RAINMAKER SYSTEMS, INC.

By:

Name:
Title:

[NAMES OF SUBSIDIARY GRANTORS]

By:

Name:
Title:

COLLATERAL AGENT:

By:
Name:
Title:

SCHEDULE A
to the Trademark Security Agreement

Grantor: Rainmaker Systems, Inc.

TRADEMARK REGISTRATIONS

Trademarks owned by Grantors:

Trademark Description	U.S. Registration No.	Date Registered
Rainmaker	4116614	3/27/2013
R-Rainmaker	2754950	8/26/2003
ViewCentral	2577736	6/11/2002
Rainmaker Systems	2572606	5/28/2002

SCHEDULE B
to the Trademark Security Agreement

Grantor: Rainmaker Systems, Inc.

TRADEMARK APPLICATIONS

Trademark Application Description None.	U.S. Application No.	Date Applied

Annex 1 to
Trademark Security Agreement
ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________ (the “Additional Grantor”), in favor of the Collateral Agent named on the signature pages to the Trademark Security Agreement (as defined below) (in such capacity, the “Collateral Agent”) for the benefit of the Investors named as such in one or more Purchase Agreements (collectively, the “Purchase Agreement”), by and between Rainmaker Systems, Inc. (the “Borrower”) and such Investors (collectively, the “Purchasers”) in respect of the purchase of (i) up to $3,500,000 in an aggregate principal amount of the Borrower’s 8% Senior Secured Convertible Notes and (ii) up to $1,750,000 in an aggregate principal amount of the Borrower’s 8% Promissory Notes (collectively, the “Notes”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement and the Notes.

W I T N E S S E T H :
WHEREAS, the Grantors have entered into the Trademark Security Agreement dated as of July __, 2014 (as it may be amended, supplemented or otherwise modified from time to time, the “Trademark Security Agreement”) in favor of the Collateral Agent; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Trademark Security Agreement;
NOW, THEREFORE, IT IS AGREED:
1. Trademark Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 10 of the Trademark Security Agreement, hereby becomes a party to the Trademark Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.
2. Representations and Warranties Concerning Grantor’s Legal Status. The Additional Grantor has previously delivered to the Collateral Agent a certificate signed by the Additional Grantor and entitled “Perfection Certificate” (the “Perfection Certificate”). The Additional Grantor represents and warrants to the Collateral Agent as follows: (a) the Additional Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor’s organizational identification number or accurately states that the Additional Grantor has none, (d) the Perfection Certificate accurately sets forth the Additional Grantor’s place of business or, if more than one, its chief executive office as well as the Additional Grantor’s mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete including but not limited to information pertaining to trademarks and (f) each of the representations and warranties contained in the Transaction Documents relating to the Additional Grantor are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
3. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY THEIR ACCEPTANCE HEREOF, THE COLLATERAL AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]

By:__________________________
Name:
Title:
Exhibit III

Patent Security Agreement

PATENT SECURITY AGREEMENT, dated as of July __, 2014 (this “Agreement”), is by and among the parties identified as “Grantors” on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a “Grantor”, and collectively the “Grantors”) and the Collateral Agent named on the signature pages hereto (in such capacity, the “Collateral Agent”) for the benefit of the Investors named as such in one or more Purchase Agreements (collectively, the “Purchase Agreement”), by and between the Borrower and such Investors (collectively, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, pursuant to a Security Agreement dated as of the date hereof (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), between the Grantors and the Collateral Agent and in order to obtain the benefits referred to therein, the Grantors have granted to the Collateral Agent a security interest in substantially all of the Grantor’s property, including, without limitation, the Collateral referred to in Section 2 below; and

WHEREAS, pursuant to the Security Agreement, the Grantor has agreed to execute this Agreement in respect of its Collateral for recording with the Patent Office and any other office in which a security interest in the Collateral may be recorded under the laws of any other applicable jurisdiction;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Grantor and the Collateral Agent agree as follows:

SECTION 1.
Definitions; Interpretation.
(a)    Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement and the Notes.
(b)    Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Collateral” has the meaning set forth in Section 2.
“Notes” means (i) up to $3,500,000 in an aggregate principal amount of the Borrower’s 8% Senior Secured Convertible Notes and (ii) up to $1,750,000 in an aggregate principal amount of the Borrower’s 8% Promissory Notes issued by the Borrower to the Purchasers.
“Patent Office” means the United States Patent and Trademark Office.
“UCC” means the Uniform Commercial Code as in effect in the State of New York.
(c)    Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.
(d)    Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to “proceeds” in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Grantor; (ii) “includes” and “including” are not limiting; (iii) “or” is not exclusive; and (iv) “all” includes “any” and “any” includes “all.” To the extent not inconsistent with the foregoing, the rules of construction and interpretation applicable to the Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

SECTION 2

Grant of Security

(a)    The Grantor hereby grants to the Collateral Agent for the benefit of the Purchasers a security interest in and to all of the Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)     the United States, international, and foreign patents, patent applications and patent licenses set forth on Schedule A and B hereto, as Schedule A and B may be supplemented from time to time by supplements to the Security Agreement and this Agreement which may be executed and delivered by the Grantor to the Collateral Agent, from time to time, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the “Patents”);

(ii)     any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(iii)     any and all proceeds of the foregoing.

(b)    The pledge and collateral assignment of, and the grant of a security interest in, the Collateral by the Grantor under this Agreement secures the payment of all Obligations of the Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

(c)     The Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable government officer record this Agreement.

SECTION 3.
Supplement to Security Agreement.
This Agreement has been entered into in conjunction with the security interests granted to Collateral Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

SECTION 4.
Representations and Warranties.
Each Grantor represents and warrants to Collateral Agent that:
(a)    Patent Registrations. A true and correct list of all of such Grantor’s Patents is set forth on Schedule A.
(b)    Applications for Patents. A true and correct list of all of such Grantor’s applications for Patents is set forth on Schedule B.

SECTION 5.

Further Acts.
On a continuing basis, each Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be reasonably necessary or advisable or may be reasonably requested by Collateral Agent to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure such Grantor’s compliance with this Agreement or to enable Collateral Agent to exercise and enforce their rights and remedies hereunder with respect to the Collateral, including any documents for filing with the Patent Office or any applicable state office. Collateral Agent may record this Agreement, an abstract thereof, or any other document describing Collateral Agent’s interest in the Patents with the Patent Office, at the expense of such Grantor. In addition, each Grantor authorizes Collateral Agent to file financing statements describing the Collateral in any UCC filing office deemed appropriate by Collateral Agent. If any Grantor shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, such Grantor shall immediately notify Collateral Agent in a writing signed by such Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.
SECTION 6.
Authorization to Supplement.
Each Grantor shall give the Collateral Agent prompt notice of any additional United States Patent registrations or applications therefor after the date hereof. Each Grantor authorizes the Collateral Agent unilaterally to modify this Agreement by amending Schedule A or B to include any future United States registered Patents or applications therefor of such Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule A or B.
SECTION 7.
Binding Effect.
This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, Collateral Agent and their respective successors and assigns. No party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Notes.
SECTION 8.
Governing Law.
This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.
SECTION 9.
Entire Agreement; Amendment.
No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (i) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Collateral Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Collateral Agent, and (ii) Collateral Agent unilaterally may re-execute this Agreement, to the extent necessary, to modify, amend or supplement Schedules A or B hereto as provided in Section 6 hereof. Nothing in this Section 9 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Note.
SECTION 10.
Counterparts.
This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.
SECTION 11.
Termination.
Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Collateral Agent (at the Grantors’ expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be necessary to evidence termination of all such security interests given by the Grantors to Collateral Agent hereunder, including cancellation of this Agreement by written notice from Collateral Agent to the Patent Office.
SECTION 12.
No Inconsistent Requirements.
Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.
SECTION 13.
Severability.
If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

SECTION 14.
Notices.
All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.
GRANTORS:
RAINMAKER SYSTEMS, INC.

By:

Name:
Title:

[NAMES OF SUBSIDIARY GRANTORS]

By:

Name:
Title:

COLLATERAL AGENT:

By:
Name:
Title:

SCHEDULE A

to the Patent Security Agreement

Grantor: [_________]

Registered Patents:

Patent No.	Date of Registration	Date of Expiration

SCHEDULE B

to Patent Security Agreement

Grantor: [_________]

Applications for Patents:

Patent No.	Date of Registration	Date of Expiration

Annex 1 to
Patent Security Agreement
ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________ (the “Additional Grantor”), in favor of the Collateral Agent named on the signature pages to the Copyright Security Agreement (as defined below) (in such capacity, the “Collateral Agent”) for the benefit of the Investors named as such in one or more Purchase Agreements (collectively, the “Purchase Agreement”), by and between Rainmaker Systems, Inc. (the “Borrower”) and such Investors (collectively, the “Purchasers”) in respect of the purchase of (i) up to $3,500,000 in an aggregate principal amount of the Borrower’s 8% Senior Secured Convertible Notes and (ii) up to $1,750,000 in an aggregate principal amount of the Borrower’s 8% Promissory Notes (collectively, the “Notes”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement and the Notes.

W I T N E S S E T H :
WHEREAS, the Grantors have entered into the Patent Security Agreement dated as of July __, 2014 (as it may be amended, supplemented or otherwise modified from time to time, the “Patent Security Agreement”) in favor of the Collateral Agent; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Patent Security Agreement;
NOW, THEREFORE, IT IS AGREED:
1. Patent Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9 of the Patent Security Agreement, hereby becomes a party to the Patent Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.
2. Representations and Warranties Concerning Grantor’s Legal Status. The Additional Grantor has previously delivered to the Collateral Agent a certificate signed by the Additional Grantor and entitled “Perfection Certificate” (the “Perfection Certificate”). The Additional Grantor represents and warrants to the Collateral Agent as follows: (a) the Additional Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor’s organizational identification number or accurately states that the Additional Grantor has none, (d) the Perfection Certificate accurately sets forth the Additional Grantor’s place of business or, if more than one, its chief executive office as well as the Additional Grantor’s mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete including but not limited to information pertaining to Patents and (f) each of the representations and warranties contained in the Transaction Documents relating to it are true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
3. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY THEIR ACCEPTANCE HEREOF, THE COLLATERAL AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]
By:__________________________
Name:
Title:

Schedule B
Commercial Tort Claims

Annex 1 to
Pledge and Security Agreement
ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________ (the “Additional Grantor”), in favor of the Purchasers named on the signature pages to the Security Agreement (as defined below) (the “Purchasers”) of (i) up to $3,500,000 in an aggregate principal amount of the Borrower’s 8% Senior Secured Convertible Notes and (ii) up to $1,750,000 in an aggregate principal amount of the Borrower’s 8% Promissory Notes (collectively, the “Notes”) issued by Rainmaker Systems, Inc. (the “Borrower”) to the Purchasers pursuant to the terms of Purchase Agreements (the “Purchase Agreements”), by and between the Borrower and each of the Purchasers. All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement and the Notes.

W I T N E S S E T H :
WHEREAS, the Grantors have entered into the Pledge and Security Agreement dated as of July __, 2014 (as it may be amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;
NOW, THEREFORE, IT IS AGREED:
1. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 19 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.
2. Representations and Warranties Concerning Grantor’s Legal Status. The Additional Grantor has previously delivered to the Collateral Agent a certificate signed by the Additional Grantor and entitled “Perfection Certificate” (the “Perfection Certificate”) (form of Perfection Certificate to be completed is attached hereto as Schedule 1). The Additional Grantor represents and warrants to the Collateral Agent as follows: (a) the Additional Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor’s organizational identification number or accurately states that the Additional Grantor has none, (d) the Perfection Certificate accurately sets forth the Additional Grantor’s place of business or, if more than one, its chief executive office as well as the Additional Grantor’s mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete and (f) each of the representations and warranties contained in the Transaction Documents relating to it are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
3. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (OTHER THAN THOSE CONFLICT OF LAW RULES THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION). WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY THEIR ACCEPTANCE HEREOF, THE COLLATERAL AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]
By:___________________________

Name:

Title:

Schedule 1
to
Assumption Agreement to Pledge and Security Agreement
PERFECTION CERTIFICATE
The undersigned, the                  and                  of [Additional Grantor] a [state of organization] [entity] (the “Company”), hereby certifies, with reference to a certain Pledge and Security Agreement dated as of July ___, 2014 (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Grantors and the Collateral Agent named therein.
1.  Names.  (a)    The exact corporate name of the Company as that name appears on its [Certificate of Incorporation] is as follows:
(b)    The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:
2.  Other Identifying Factors.  (a)    The following is the type of organization of the Company:
(b)    The following is the jurisdiction of the Company’s organization:
(c)    The following is the Company’s state issued organizational identification number [state “None” if the state does not issue such a number]:
(d)    The following is the Company’s federal employer identification number:
(e)    Attached hereto as Schedule 2 is the information required above in this §2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

3.  Chief Executive Office.
(a)    The chief executive office of the Company is located at the following address:

Address	County	State

(b)    The principal mailing address of the Company is the following address, if different from the chief executive office address:

Mailing Address	County	State

4.  Other Current Locations.
(a)    The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, contract rights, chattel paper, general intangibles or mobile goods:

Address	County	State

(b)    The following are all other places of business of the Company in the United States of America:

Address	County	State

(c)    The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

Address	County	State

(d)    The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of chattel paper, inventory or equipment:

Name	Mailing Address	County	State

5.  Prior Locations.  (a)    Set forth below is the information required by §3 and by subparagraphs (a) and (b) of §4 with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

Address	County	State

(b)    Set forth below is the information required by subparagraphs (c) and (d) of §4 with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name	Address	County	State

6.  Fixtures.  Attached hereto as Schedule 6 is the information required by UCC §9-402(5) or by Rev. UCC §9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.
7.  Intellectual Property.  Attached hereto as Schedule 7 is a complete list of all United States and foreign patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of the Company.
8.  Securities; Instruments.  Attached hereto as Schedule 8 is a complete list of all stocks, bonds, debentures, notes and other securities and investment property owned by the Company (provide name of issuer, a description of security and value):
9.  Motor Vehicles.  The following is a complete list of all motor vehicles owned by the Company (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

Vehicle	State of Registration	State in Which Based

10. Other Titled Collateral.  The following is a complete list of aircraft and boats and all other inventory, equipment and other goods of the Company which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

Goods	Registration System	Jurisdiction

11. Bank Accounts.  The following is a complete list of all bank accounts (including securities and commodities accounts) maintained by the Company (provide name and address of depository bank, type of account and account number):

Depository Bank	Bank Address	Type of Account	Acct. No.

12. Unusual Transactions.  Except for those purchases, acquisitions and other transactions described on Schedule 2 or on Schedule 12 attached hereto, all of the Collateral has been originated by the Company in the ordinary course of the Company’s business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

13. Termination Statements.  An authorized termination statement on Form UCC-3 in form acceptable to Collateral Agent has been duly filed in each applicable jurisdiction identified in §§2, 3, 4 and 5 or on Schedule 2 and Schedule 12 hereto [or, in the case of Schedule 2 or Schedule 12 a release acceptable to Collateral Agent from the person from which the Company purchased or otherwise acquired the Collateral identified on such schedule] and has been delivered to Collateral Agent. Attached hereto as Schedule 13 is a true copy of each such filing duly acknowledged by the filing officer[ and of each such release].

14. Schedule of Filing.  Attached hereto as Schedule 14 is a schedule setting forth filing information with respect to the filings described in §13 above.

15. Filing Fees.  All filing fees and taxes payable in connection with the filings described in §13 have been paid.

IN WITNESS WHEREOF, we have hereunto signed this Certificate on __________.

Title:

Title:

EXHIBIT E
REGISTRATION RIGHTS PROVISIONS
1.    Definitions.
For purposes hereof, the following terms have the following meanings when used herein:
“Affiliate” means, with respect to any Person, means any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Business Day” means any day other than a Saturday or Sunday on which banking institutions in New York, New York are open for the general conduct of business.
“Commission” means that the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
“Common Stock” means that Common Stock, par value $0.001 per share, of the Company.
“Company” means Rainmaker Systems, Inc., a Delaware corporation, and its successors and assigns.
“Expiration Date” has the meaning set forth in the Purchase Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as in effect from time to time.
“Holders” means the Investor named in the Purchase Agreement and the investors named in the Other Agreements or any permitted transferees thereof holding Registrable Securities.
“Other Agreements” has the meaning set forth in the Purchase Agreement.
“Person” means an individual, partnership, corporation, joint stock company, limited liability company, unincorporated organization or association, trust or joint venture, or a governmental agency or a political subdivision thereof.
“Purchase Agreement” means the Purchase Agreement by and between the Company and the Investor to which this Exhibit E is attached.
“Registrable Securities” means (i) the Conversion Shares (as such term is defined in the Purchase Agreement and the Other Agreements), (ii) the Warrant Shares (as such term is defined in the Purchase Agreement and the Other Agreements), and (iii) any securities issued or issuable in respect of or in exchange for any of the shares of Common Stock referred to in clauses (i) and (ii) above by way of stock dividend or other distribution on the Common Stock, stock split or combination of shares, recapitalization, reclassification merger, consolidation or exchange offer. For purposes hereof, a Registrable Security ceases to be a Registrable Security when either (x) it has been effectively registered under the Securities Act and sold or distributed to any Person pursuant to an effective registration statement covering it, (y) it has been sold or distributed to any Person pursuant to Rule 144 or (z) is eligible to be sold by the Holder without restriction pursuant to Rule 144.
“Registration” means a registration of Registrable Securities effected pursuant to the terms hereof.
“Rule 144” and “Rule 145” mean, respectively, Rule 144 and Rule 145, each promulgated by the Commission under the Securities Act, in each case as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.
“Securities Act” means the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.
2.    Piggyback Registrations.
(a)    Effective Registration. If at any time (but without any obligation to do so) the Company proposes to file a registration statement under the Securities Act with respect to any offering for cash of any class of equity securities (including for this purpose a registration effected by the Company for stockholders other than the Holders of Registrable Securities but excluding the registration of equity securities issued or issuable pursuant to a dividend re-investment plan, employee stock option, stock purchase, stock bonus or similar plan or pursuant to a merger, exchange offer or transaction of the type specified in paragraph (a) of Rule 145), then the Company shall give written notice of such proposed filing to the Holders at least 20 days before the anticipated filing date, and such notice shall offer the Holders the opportunity to register such amount of Registrable Securities as each such Holder may request. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the inclusion therein of any Registrable Securities the Holders of which request, within 15 days after receiving written notice of the proposed filing from the Company, such inclusion, on the same terms and conditions as any similar securities of the Company so included. Any Holder's request for such inclusion may be withdrawn, in whole or in part, at any time prior to the effective date of the registration statement for such offering.
(b)    Number of Piggyback Registrations; Duration; Sale of Registrable Securities. The Holders shall be entitled to an unlimited number of piggyback Registrations; provided, however, that in no event shall the Company be required to effect any piggyback Registration hereunder once there are no Registrable Securities as such term is defined herein.. The Company shall use its best efforts to have the applicable registration statement declared effective promptly after the filing thereof and to keep such registration statement effective until the earlier of (i) one year following the date on which it was declared effective, and (ii) the sale pursuant thereto of all of the Registrable Securities covered thereby.
(c)    Cut-Backs. Notwithstanding the provisions of Section 2(a), if the managing underwriter or underwriters of a proposed underwritten offering as described in Section 2(a) deliver a written opinion to the Holders requesting inclusion of their Registrable Securities, stating that the total amount or kind of securities that they or any other Persons (other than the Company) seek to include in such offering would materially and adversely affect the success of such offering, then, in addition to the number of such securities being included in the offering for the account of the Company, the Company shall be required to include in the offering only that number of additional such securities, including Registrable Securities (collectively, the “Additional Securities”), which the underwriters determine in their sole discretion will not jeopardize the success of the offering, and the Additional Securities so included shall be apportioned pro rata among the selling stockholders and the Holders of Registrable Securities according to the total amount of securities requested to be included therein by each selling stockholder and the Holders or in such other proportions as shall mutually be agreed to by such selling stockholders and the Holders.
3.    Holdback Agreements.
(a)    Restrictions on Public Sales by Holders of Registrable Securities. To the extent not inconsistent with applicable law, each Holder whose Registrable Securities are included in a Registration that is timely notified in writing by the managing underwriter or underwriters shall not effect any public sale or distribution (including a sale pursuant to Rule 144) of any issue being registered in an underwritten offering (other than pursuant to a dividend re-investment plan, employee stock option, stock purchase, stock bonus or similar plan, pursuant to a merger, exchange offer or a transaction of the type specified in paragraph (a) of Rule 145 or pursuant to a “shelf” registration), any securities of the Company similar to any such issue or any securities of Company convertible into or exchangeable or exercisable for any such issue, during the 10-day period prior to, and during the 90-day period beginning on, the date of the final prospectus relating to the applicable registration statement, except as part of such Registration.
(b)    Restrictions on Public Sales by the Company. The Company shall not effect any public sale or distribution of any issue being registered in an underwritten offering (other than pursuant to a dividend re-investment plan, employee stock option, stock purchase, stock bonus, or similar plan, pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act or pursuant to a “shelf” registration), any securities of the Company similar to any such issue or any securities of the Company convertible into or exchangeable or exercisable for any such issue, during the 10-day period prior to, and during the 90-day period beginning on, the date of the final prospectus relating to the applicable registration statement, except as part of such Registration.
4.    Registration Procedures.
(a)    Company Procedures. Whenever the Company is required by the provisions hereof to effect the registration of the Registrable Securities under the Securities Act pursuant to a registration statement, the Company shall use its best efforts to effect such registration to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall, as soon as practicable:
(i)    prepare and file with the Commission a registration statement with respect to such Registrable Securities in connection with which the Company will give each Holder, the underwriters, if any, their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants that have examined its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;
(ii)    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act with respect to the sale of the securities covered by such registration statement and the provisions hereof;
(iii)    furnish to each Holder such numbers of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as each such Holder may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities owned by such Holder in conformity with (A) the requirements of the Securities Act and (B) such Holders' proposed method of distribution;
(iv)    register or qualify the securities covered by such registration statement under the securities laws of such jurisdictions within the United States as each Holder shall reasonably request, and do such other reasonable acts and things as may be required of it to enable each Holder to consummate the sale or other disposition in such jurisdictions of the securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdictions, or (B) subject itself to taxation in any jurisdiction in which is not already so subject;
(v)    furnish, at the request of any Holder on the date such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such opinions and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent public accountants of recognized national standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such letters.
(vi)    enter into and perform an underwriting agreement with the managing underwriter, if any, selected by the Company containing customary (A) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions, and (B) representations, warranties, covenants, indemnities, terms and conditions; the Holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders; such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holders and such Holders' intended method of distribution and any other representation required by law;
(vii)    notify each Holder of Registrable Securities covered by such registration statement in the event the Company has delivered preliminary or final prospectuses to any such Holder, and after having done so, such prospectus is amended to comply with the requirements of the Act. Upon such notification, such Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide such Holders with revised prospectuses and, following receipt of the revised prospectuses, such Holders shall be free to resume making offers of Registrable Securities;
(viii)    cooperate and assist in any filings required to be made with the Financial Institutions Regulatory Authority, Inc. and in the performance of any customary or required due diligence investigation by any underwriter; and
(ix)    use its best efforts to effect such registration in the manner contemplated hereby.
5.    Expenses.
All expenses incident to the Company's performance of or compliance with the provisions hereof, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses (including expenses of printing prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accounts (including the expenses of any special audit or “comfort” letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with such Registration, fees and expenses of other Persons retained by the Company (all such expenses being hereinafter referred to as “Registration Expenses”), shall be borne by the Company. Each Holder shall bear the fees and expenses of its counsel, the out-of-pocket expenses of the Holders incurred in connection herewith and any underwriting discounts, commissions or fees attributable to the sale of Registrable Securities included in any Registration.
6.    Indemnification; Contribution.
(a)    Indemnification by the Company. The Company shall indemnify, to the full extent permitted by law, each Holder of Registrable Securities, its officers, directors, employees and agents, each Person who controls such Holder (within the meaning of the Securities Act) and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, except in each case insofar, but only insofar, as the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such registration statement, prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein. This indemnity is in addition to any liability that the Company may otherwise have. The Company shall also indemnify any underwriters of the Registrable Securities, selling brokers, dealer managers and similar securities industries professionals participating in the distribution and their officers and directors and each Person who controls such underwriters or other Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Holders and other specified Persons.
(b)    Indemnification by Holders of Registrable Securities. In connection with any registration statement covering Registrable Securities, each Holder any of whose Registrable Securities are covered thereby shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with such registration statement, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, and shall indemnify, to the full extent permitted by law, the Company, the Company's directors, officers, employees and agents, each Person who controls the Company (within the meaning of the Securities Act) and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such registration statement or in such related prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein. Notwithstanding any other provision hereof, in no event shall the indemnification obligation of any Holder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such obligation.
(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 6 shall give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant hereto and, unless in the judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the judgment of counsel to such indemnified party, expressed in a writing delivered to the indemnifying party, a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels (which shall be limited to one counsel per indemnified party). The indemnifying party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.
(d)    Contribution.
(i)    If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
(ii)    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of any Holder be greater in amount than the excess of (A) the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation over (B) the dollar amount of any damages that such Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No Person guilty or fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(iii)    If indemnification is available under this Section 6, the indemnifying party shall indemnify each indemnified party to the full extent provided in Section 6(a) and 6(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).
(iv)    If any provision of an indemnification clause in an underwriting agreement executed by or on behalf of a Holder of Registrable Securities in accordance with Section 4(a)(xiv)(D) differs from a provision in this Section 6, such provision in the underwriting agreement shall determine such Holder's rights in respect thereof.
7.    Participation in Underwriting Registrations.
No Person may participate in any underwritten Registration unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay such Person's pro rata portion of all underwriting discounts and commissions.
8.    Cooperation with the Company.
Each Holder shall use its best efforts to cooperate with the Company in all reasonable respects in connection with the preparation and filing of the Registration hereunder in which such Registrable Securities are included, including by completing in a timely manner a customary selling stockholder questionnaire.

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